Exhibit 10.37

CONTRIBUTION AGREEMENT

November 23, 2011

i

TABLE OF CONTENTS

(continued)

EXHIBITS

Exhibit A	The Company
Exhibit B	Description of Real Property
Exhibit C	Description of Loan
Exhibit D	Schedule of Existing Title Insurance Policy
Exhibit E	Form of Assignment and Acceptance
Exhibit F	Schedule of Leases
Exhibit G	Schedule of Contracts
Exhibit H	Rent Roll
Exhibit I	Schedule of Leasing Commission Agreements
Exhibit J	Percentage Rent and CAM

ii

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT is made this 23rd day of November, 2011, by and among PAI GP LLC, a Delaware limited liability company (the “General Partner”), PECO-ARC Institutional Joint Venture I, L.P., a Delaware limited partnership (the “Partnership”), and Phillips Edison – ARC Shopping Operating Partnership, L.P., a Delaware limited partnership (“Contributor”).

R E C I T A L S:

A. Pursuant to the provisions of a certain Amended and Restated Limited Partnership Agreement (the “Partnership Agreement”) dated November 11, 2011, the General Partner, certain “CBREI Investors” party thereto (each a “CBREI Investor”) and Phillips Edison NTR LLC, a Delaware limited liability company (“Sub-Advisor”), formed and are the sole partners of the Partnership.

B. Contributor is the sole member of certain limited liability companies described in Exhibit A (collectively, the “Company”), which is the fee owner of certain properties described in Exhibit B (collectively, the “Real Property”) and the owner of the Intangible Personal Property, the Tangible Personal Property, the Contracts, the Leases and the Licenses (all as hereinafter defined and, together with the Real Property are collectively referred to herein as the “Property”).

C. The Partnership Agreement requires Contributor to contribute its membership interests in the Company (the “Company Interests”) to the General Partner, which, in turn, contributes the Company Interests to the Partnership as part of its “Capital Contribution” (as defined in the Partnership Agreement) as a partner of the Partnership, subject to the terms of the Partnership Agreement, all upon the terms and conditions set forth in this Agreement.

A G R E E M E N T S

NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, agreements, covenants and conditions herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Contributor and the Partnership hereby agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Definitions. In addition to the other terms defined elsewhere herein, the following terms as used herein shall have the respective meanings indicated below:

Agreement: This Contribution Agreement, including the Exhibits attached hereto which are incorporated herein and made a part hereof by this reference.

Assignment: As defined in Section 2.1.

Capital Contribution Amount: As defined in Section 2.2.

Closing: The consummation of the transaction contemplated by this Agreement.

Closing Date: As defined in Section 9.1.

Contracts: All written or oral (i) insurance, service, maintenance, operating, repair, collective bargaining, employment, employee benefit, management, leasing, supply, purchase, consulting, professional service, advertising, promotion, public relations, construction contracts and commitments, and equipment warranties (excluding the Leases and the recorded documents evidencing the Permitted Title Exceptions) in any way related to the Property or any part thereof which have been entered into by or are binding upon the Company or the Property, or pursuant to which goods, services and supplies are furnished to the Company or the Property, which will survive the Closing; (ii) equipment leases and all rights and options of the Company thereunder, including rights to renew or extend the term or purchase the leased equipment, relating to equipment leased by or on behalf of the Company, located in or upon the Real Property or used in connection therewith, which will survive the Closing; and (iii) guarantees and warranties which benefit the Company in effect with respect to the Property or any portion thereof.

GAAP. United States generally accepted accounting principles.

Hazardous Materials: As defined in Section 7.1(w).

Intangible Personal Property: All of the Company’s rights, if any, to the trade names of each Real Property and all other logos, designs, trade names, trademarks, service marks and applicable telephone number or numbers, and other intellectual property used by the Company in connection with the ownership and operation of the Property, together with the goodwill of the business appurtenant thereto.

Leases: All leases, tenancies and rental agreements (other than subleases or similar agreements to which the Company is not a party and which are not binding on the Company) with respect to space within the Real Property, and all modifications, extensions, amendments and guarantees thereof and all related correspondence, notices and documentation.

Leasing Commission Agreement: All brokerage or leasing commission agreements with respect to the leasing of the Property.

Legal Requirements: All laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all governments and governmental authorities having jurisdiction of the Property and the operation thereof (including, for purposes hereof, any local Board of Fire Underwriters).

Lenders: The lender set forth on Exhibit C hereto.

Licenses: All licenses, franchises, certifications, authorizations, certificates of occupancy, notices, approvals and permits issued or approved by any governmental authority and relating to the Company’s (and not any tenant’s) operation, ownership and maintenance of the Real Property or Personal Property or any part thereof including elevator permits, machinery permits, business licenses, ingress and egress permits and the like.

Loans: That certain first mortgage loan described on Exhibit C hereto and secured by the Property.

Loan Documents: All documents evidencing or securing the Loan.

New Title Policy: If applicable, date-down endorsements of the Company’s existing title insurance policy, as set forth on Exhibit D hereto, dated on or about the Closing Date or an ALTA Owner’s Title Insurance Policy Form B-1970 issued by Title Insurer on or about the date of Closing Date in the amount set forth on Exhibit C hereto, insuring the Company as the owner of fee title to the Real Property, subject to the Permitted Title Exceptions, and with such endorsements thereto as the Partnership may require, including a non-imputation endorsement waiving any limitation on coverage due to the knowledge of the Company, Contributor and their respective affiliates prior to the Closing Date.

Permitted Title Exceptions: The matters listed as exceptions in the title insurance policies set forth in Exhibit D.

Real Property: The land parcels described on Exhibit B, together with the grocery store anchored shopping center listed on Exhibit B constructed thereon, together with all other improvements thereon or therein (including all replacements or additions thereto between the date hereof and the Closing Date); all systems, facilities, fixtures, machinery, equipment and conduits owned by the Company to provide fire protection, security, heat, exhaust, ventilation, air-conditioning, electrical power, light, plumbing, refrigeration, gas, sewer and water thereto; all shrubs, trees and plants thereon; all oil, gas, water and mineral rights, whether or not appurtenant thereto, owned by the Company; all easements and appurtenances thereto belonging and all right, title and interest of the Company in and to any streets, alleys, passages and other rights-of-way included therein or adjacent thereto (before or after the vacation thereof).

Restricted Person: Any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, or other entity which (i) is included on the List of Specially Designated Nationals and Blocked Persons maintained by the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”), (ii) resides or has a place of business in a country or territory named on an OFAC list or which is designated as a Non-Cooperative Jurisdiction by the Financial Action Task Force on Money Laundering or transfers its funds from or through such a jurisdiction, (iii) resides in or is organized under the laws of a jurisdiction designated by the Secretary of the Treasury of the United States as warranting special measures due to money laundering concerns, (iv) is a senior foreign political figure, member of a senior foreign political figure’s immediate family or close associate of a senior foreign political figure (as each is defined below), or (v) is a foreign shell bank (as defined below). For purposes of this definition, senior foreign political figure means a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a senior foreign political figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure. The immediate family of a senior foreign political figure includes the senior foreign political figure’s parents, siblings, spouse, children and in-laws. A close associate of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure. For purposes of this definition, “foreign shell bank” means a foreign bank that does not have a physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision.

Surveys: A survey of the Property prepared by a surveyor licensed by the state in which the Property is located, which is prepared in accordance with the current Minimum Standard Detail Requirements for Land Title Surveys adopted by the American Land Title Association and American Congress on Surveying and Mapping.

Tangible Personal Property: All tools, machinery, equipment, fixtures, furnishings, advertising materials (including leasing brochures, drawings and other marketing or promotional materials), letterheads, envelopes, signs, supplies and other tangible personal property situated in or upon or used in connection with the operation or maintenance of the Real Property or any part thereof, owned by the Company, and all replacements thereto between the date hereof and the Closing Date.

Tax or Taxes: All taxes, fees, levies or other assessments imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof, including income, gross receipts, excise, real and personal property, premiums, municipal, capital, value-added, goods and services, consumption, sales, transfer, license, payroll and franchise taxes, and such term shall include any interest, penalties or additions to tax attributable to such taxes, fees, levies or other assessments.

Title Insurer: Chicago Title Insurance Company.

ARTICLE 2

CONTRIBUTION

2.1 Contribution. Subject to the conditions and on the terms contained in this Agreement, Contributor agrees to contribute, assign and set over unto the General Partner, which, in turn, agrees to contribute, assign and set over unto the Partnership, the Company Interests free and clear of all liens, charges, encumbrances, pledges and security interests and as a contribution to the capital of the Partnership. Said contribution shall be effected on the Closing Date pursuant to an instrument (the “Assignment”) in the form of Exhibit E.

2.2 Capital Contribution Amount. Pursuant to the Partnership Agreement, on the Closing Date the General Partner will be credited with having made a “Capital Contribution” (as defined in the Partnership Agreement) in an amount (the “Capital Contribution Amount”) equal to (i) the “Gross Asset Value” (as defined in the Partnership Agreement) of the Property, less (ii) the amount of all of the liabilities of the Company and any other liabilities encumbering the Property as of the Closing Date, and (iii) as further adjusted as provided in Section 5.1 with respect to prorations and closing expenses. The Capital Contribution Amount will be set forth on the settlement statement executed by the Partnership and the General Partner on the Closing Date (subject to post-closing adjustment as provided herein).

ARTICLE 3

SURVEY

3.1 Surveys. Contributor has delivered to the General Partner and the Partnership a true, correct and complete copy of the most current existing Survey for the Real Property.

ARTICLE 4

TITLE AND SEARCHES

4.1 Title. Contributor has delivered to the General Partner and the Partnership the title insurance policy listed on Exhibit D, together with a copy of each document of record reflected therein. If applicable, on the Closing Date, Contributor shall cause the Title Insurer to issue the New Title Policy.

4.2 Searches. Contributor has furnished to the General Partner and the Partnership searches confirming the absence of security interests, judgments, tax liens and bankruptcy proceedings affecting (i) the Company interest in the Property (except Permitted Title Exceptions), (ii) the Company Interests or (iii) the Company.

ARTICLE 5

PRORATIONS; TAX ALLOCATIONS

AND CLOSING EXPENSES

5.1 Prorations.

(a) Contributor and the Partnership shall jointly prepare not less than five (5) days prior to the Closing Date, a closing settlement statement estimating the closing prorations and adjustments of the following items (without duplication of one another or any other provision hereof):

(i) All rents billed for the month in which the Closing Date occurs will be prorated as of 11:59 p.m. on the day immediately preceding the Closing Date (the “Cut-Off Time”) based on the amounts billed and the actual number of days in the month during which the Closing Date occurs; and Contributor will be entitled to such rent for the period on and before the Cut-Off Time, and the Partnership will be entitled to such rent for the period after the Cut Off Time. All rents payable by each tenant whose Lease commences on or after the Closing shall belong entirely to the Partnership, including any pre-paid rents received by Contributor or the Company. Should rent be received subsequent to Closing by the Partnership or the Company which belongs to Contributor, it will be promptly remitted to Contributor, and should rent be received subsequent to Closing by Contributor which belongs to the Partnership, it will promptly be remitted to the Partnership. If the Company collects any rent after the Closing Date from any tenant who was delinquent in the payment of rent as of the Closing Date, such rent shall be applied by the Company (1)

first to the reimbursement of any cost or expense (including attorney fees) incurred by the Company or its agents in collecting such rent, (2) second, the remainder to the calendar month in which the Closing Date occurred, (3) third, the remainder to any calendar month or months following the calendar month in which the Closing Date occurred, until the tenant is current with respect to all rents payable after the Closing Date, and (4) finally any remainder to calendar months prior to the month in which the Closing Date occurred.

(ii) An amount equal to all cash tenant security deposits previously received by Contributor (or its predecessors as landlord under the Leases), to the extent not previously returned to such tenants or applied against rent or other obligations of tenants, will be credited to the Partnership.

(iii) Rent and other charges owed or paid by Contributor under any ground lease, if applicable, will be prorated as of the Cut-Off Time.

(iv) Personal property Taxes, gas, electric, steam, water and sewer charges, and other utility charges (utility charges will be prorated based on the last reading of meters prior to Closing performed at Contributor’s request, if possible) as of the Cut-Off Time.

(v) Real property Taxes will be prorated as of the Cut-Off Time.

(vi) Amounts owed or paid by Contributor under the Licenses will be prorated as of the Cut-Off Time.

(vii) Amounts owed or paid by Contributor under any reciprocal easement agreement will be prorated as of the Cut-Off Time.

(viii) Leasing commissions, tenant improvement allowances and other leasing costs for each Lease will be amortized over the term of the Lease in accordance with US GAAP. Leasing costs paid by the Company prior to the Cut-Off Time in excess of the portion of such costs amortized prior to the Cut-Off Time will be treated in accordance with GAAP and credited to Contributor.

(ix) An amount equal to any utility deposits posted by the Company with utilities as of the Cut-Off Time will be credited to Contributor.

(x) An amount equal to any escrows posted by the Company with the Lenders pursuant to the Loan Documents will be credited to Contributor.

(xi) The principal amount of, and all accrued and unpaid interest on the Loan as of the Cut-Off Time will be credited to the Partnership in computing the Capital Contribution Amount.

(xii) Except as otherwise provided herein, all other cash, including working capital, bank account balances or other cash-equivalents, held by the Company as of the Cut-Off Date will be credited to Contributor (and will continue to be held by the Company).

(xiii) Except as otherwise provided herein, all other liabilities of the Company, current or contingent (e.g., accrued expenses or accounts payable), as of the Cut-Off Time will be credited to the Partnership, to the extent that such liabilities would be required to appear on the Company’s balance sheet prepared in accordance with GAAP.

(xiv) Except as otherwise provided herein, all other pre-paid expenses of the Company as of the Cut-Off Time will be credited to Contributor.

(xv) All amounts for costs of Closing in accordance with Section 5.2.

(xvi) Such other matters as are customarily prorated in similar transactions where the Property is located will be prorated as of the Cut-Off Time.

(b) Prorations and/or adjustments shall be effected at Closing by increasing the Capital Contribution Amount (if the prorations and/or adjustments result in a net credit to Contributor) or by reducing the Capital Contribution Amount (if the prorations and/or adjustments result in a net credit to the Partnership).

(c) If the actual amounts of the items prorated and/or adjusted are not known as of the Closing Date, the prorations and/or adjustments will be made at Closing on the basis of the best evidence then available; thereafter, when actual figures are received, re-prorations and/or re-adjustments will be made on the basis of the actual figures, and a final computation of the Capital Contribution Amount will be made by Contributor and the Partnership not later than the date that is one hundred eighty (180) days following the end of the calendar year during which Closing occurs.

(d) If the Closing Date shall occur before the real property tax rate is fixed, the apportionment of Taxes shall be upon the basis of the tax rate for the preceding fiscal year applied to the latest assessed valuation. If, subsequent to the Closing Date, Taxes are determined to be higher or lower than those that were apportioned, a new computation shall be made, and a re-proration or adjustment of the Capital Contribution Amount will be effected.

(e) Percentage rent, if any, payable under any Lease shall be prorated with respect to the full lease year or other applicable full period provided for under the Lease in which the Closing occurs on a per diem basis as and when collected. The proration of percentage rent, if any, shall be based on aggregate sales for the full lease year or other applicable full period under the Lease, by attributing tenant’s specific periodic sales amount to the period before the Closing Date and the period from and after the Closing Date and then applying the applicable percentage rent percentage. Any percentage rent collected by the Company after Closing (including any percentage rent which is delinquent) and pertaining to (i) an entire lease year or accounting period of a tenant under a Lease which ends on a date prior to the Closing Date or (ii) that portion of a lease year or accounting period of such tenant covering a period prior to the Closing Date where such lease year or accounting period begins prior to the Closing Date and ends thereafter, shall in both cases be paid to Contributor promptly after receipt by the Company.

5.2 Income Tax Allocations. For federal, state and local income tax purposes, Contributor and the Partnership will cause the Company to allocate all items of profit and loss for the tax year in which the Closing occurs to Contributor and the Partnership as of the Cut-Off Time based on the “closing of the books” method.

5.3 Closing Expenses. The Partnership (or its designee under Section 9.6) will bear the cost (not to exceed $125,000 in the aggregate, together with all other costs incurred by the Partnership or the Contributor in negotiating this Agreement and the Partnership Agreement and all other costs of organizing the Partnership and the contribution by Contributor or its affiliates of additional properties to the Partnership) for all closing costs and expenses incurred in completing the Closing, including: (i) the legal expenses of the Partnership and Contributor in connection with the subject transaction, (ii) title insurance premiums, (iii) survey costs, (iv) lien searches, (v) Lender consent fees or other charges, (vi) transfer taxes and (vii) recording fees and stamp duties. Any such expenses or costs required to be borne by the Partnership (or its designee) shall, at the Partnership’s election either (i) be paid by the Partnership (or its designee) or (ii) be paid by Contributor, in which case under this clause (ii) Contributor shall receive an additional credit to its Capital Contribution Amount for such payments, as reflected on the settlement statement.

ARTICLE 6

BROKERAGE

6.1 Brokerage. Each of Contributor and the Partnership hereby represents and warrants to the other party that neither of them has dealt with any broker or finder in respect to the transactions contemplated hereby, and each such party hereby agrees to indemnify the other party for any claim for brokerage commission or finder’s fee asserted by a person, firm or corporation claiming to have been engaged by either of them.

ARTICLE 7

REPRESENTATIONS OF CONTRIBUTOR

7.1 Representations of Contributor. Contributor hereby represents and warrants to the Partnership that:

(a) Due Organization and Authority. Contributor has full right, power and authority to execute and deliver this Agreement and perform its obligations hereunder. The execution and delivery by Contributor of this Agreement and any other documents required of Contributor hereunder and the performance and observance of all of its terms, conditions and obligations, have been or will be duly authorized by all necessary actions of Contributor. Performance of this Agreement will not result in a breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon the Property under, any agreement or other instrument to which Contributor is a party or by which Contributor or the Property are bound. Contributor is a limited partnership validly formed and duly organized and existing under the laws of Delaware.

(b) Consents. No consent, waiver, approval or authorization is required from any person or entity (including the Lenders) in connection with the execution and delivery of this Agreement by Contributor or the performance by Contributor of the transactions contemplated hereby.

(c) Bankruptcy. Neither Contributor nor the Company has (i) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (ii) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator or similar official in any federal, state or foreign judicial or non-judicial proceedings, to hold, administer and/or liquidate all or substantially all of its property, or (iii) made an assignment for the benefit of creditors.

(d) The Company. Since its formation the sole business of the Company has been to acquire, own, manage, develop, operate, finance, refinance, lease, sell and otherwise deal with and dispose of part or all of the Property and conduct such other activities as may be necessary, advisable, convenient or appropriate to promote or conduct the forgoing activities.

(e) No Employees. The Company does not have and has never had any employees.

(f) Ownership of Company Interests. The Company Interests to be assigned to the General Partner, and, in turn, to the Partnership have been duly authorized and issued and are free and clear of all liens, security interests and encumbrances of any kind and nature whatsoever. The Company Interests represent 100% of the outstanding equity interests in the Company, and there are no options, warrants, subscription rights or rights of conversion or exchange that would obligate the Company to issue additional equity interests.

(g) No Purchase Options. Neither Contributor nor the Company has granted any tenant or other person the option or right (including any right of first refusal) to purchase the Property or any interest in the Company.

(h) Taxes. Either Contributor or the Company has timely filed all tax returns required to be filed by the Company and has paid (or Contributor has caused to be paid on its behalf) all Taxes shown on such tax returns as required to be paid by it, and all such tax returns are complete and accurate in all material respects. No deficiencies for any Taxes have been proposed, asserted or assessed in writing against the Company, and no requests for waivers of the time to assess any such Taxes are pending. No tax returns of the Company are currently being audited by any applicable taxing authority. All payments for withholding Taxes, unemployment insurance and other amounts required to be withheld and deposited or paid to all taxing authorities have been so deposited or paid by the Company on or before the applicable due date.

(i) Leases. The Leases listed in Exhibit F hereto are all of the Leases affecting the Real Property and are in full force and effect. Except as disclosed in Exhibit F: (i) no tenant is in arrears for rent for more than 30 days; (ii) Company has not received any advance payment of rent on account of any of the Leases (other than for the current month); (iii) no default of which the Company is aware on its part as landlord exists or remains unremedied; (iv) true and correct copies of the Leases have been delivered to the Partnership, and the Leases have not been modified except to the extent that such modifications are disclosed in the Leases or any documents attached thereto; (v) except as described in the Leases, tenants are not entitled to any concession, rebate, allowance or free rent for any period subsequent to the Closing Date; and (vi) the tenants under the Leases have no deed, option or other interest in the Property, except their interest as tenant under the Leases.

(j) Rent Roll. To Contributor’s knowledge, the rent roll attached hereto as Exhibit H is true, correct and complete and reflects, with respect to each Lease: (i) the space occupied, (ii) the name of the tenant, (iii) the term of the Lease, (iv) the security or other deposit collected and/or applied. To Contributor’s knowledge, Exhibit J attached hereto is true, correct and complete and reflects, with respect to each Lease: (i) the base and percentage rent payable by the tenant and (ii) the share of CAM and other charges payable by the tenant.

(k) Contracts. The Contracts listed in Exhibit G hereto are all of the Contracts currently affecting the Property, true and correct copies of which have been delivered to the Partnership. Each of the Contracts is in good standing and in full force and effect and has not been modified or amended, except as indicated in Exhibit G hereto.

(l) Leasing Commission Agreements. To Contributor’s knowledge, the only Leasing Commission Agreements currently affecting the Property are listed on Exhibit I hereto, true and correct copies of which have been delivered to the Partnership.

(m) Loan Documents. The Loan Documents referred to in Exhibit C are all of the agreements evidencing, securing or otherwise providing for the Loan and the obligations of the Company thereunder, true and correct copies of which have been delivered to the Partnership.

(n) No Other Agreements. Except for the Loan Documents, the Leasing Commission Agreements, the Contracts and the Leases, the Company is not a party to any written agreement pertaining to the Property or its operation which will survive Closing.

(o) Title to Tangible Personal Property. The Company owns the Tangible Personal Property and each item thereof free and clear of liens, security interests, encumbrances, except as reflected in the Permitted Title Exceptions.

(p) Title to Intangible Personal Property. The interest of the Company in the Contracts, Leases, Licenses and Intangible Personal Property is free and clear of all encumbrances and has not been pledged, transferred or assigned to any other persons except as reflected in the Permitted Title Exceptions.

(q) Partnership Agreement. The acquisition and ownership by the Partnership of the Property does not violate any provision of the Partnership Agreement and is consistent with the Partnership’s “Investment Strategy” and “REIT Guidelines” (as such terms are defined therein).

(r) Litigation. There is no pending litigation or other legal proceedings with respect to the ownership or operation of the Property or any part thereof other than those claims which are adequately covered by existing insurance policies.

(s) Violations of Legal Requirements. The Company has received no written notice of any violations of Legal Requirements in respect to the Property which have not been corrected.

(t) Condemnation, Taxes, Assessments. The Company has received no written notice of any existing, pending, or threatened (i) condemnation of any part of the Real Property; (ii) widening, change of grade or limitation on use of streets abutting the Real Property; (iii) special tax or assessment to be levied against the Real Property; or (iv) change in the zoning classification of the Real Property.

(u) Utilities. The Company has received no notice of the actual or threatened reduction or curtailment of any utility service now supplied to the Property.

(v) Insurance. The Company has maintained insurance policies at all times during its ownership of the Property, with financially sound and reputable insurers, covering risks of a character usually insured against by property owners engaged in the same or similar business (including all-risk casualty and general liability coverage), and the Company has paid all premiums due under such insurance policies.

(w) Environmental Matters. Except for matters disclosed in any environmental reports delivered to or obtained by the Partnership, Contributor has received no written notice that any Hazardous Materials (as defined below) are located on the Property in violation of applicable environmental laws or that the Company or the Property is in violation of applicable environmental laws. The term “Hazardous Materials” shall mean any substance, material, waste, gas or particulate matter which is regulated by any local governmental authority, the State of in which a Property is located, or the United States Government and which is (i) defined as a “hazardous waste,” “hazardous material,” “hazardous substance,” “extremely hazardous waste,” or “restricted hazardous waste” under any provision of applicable local law; (ii) designated as a “hazardous substance” pursuant to Section 311 of the Clean Water Act, 33 U.S.C. § 1251 et seq. (33 U.S.C. § 1317); (iii) defined as a “hazardous waste” pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq. (42 U.S.C. § 6903); or (iv) defined as a “hazardous substance” pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. § 9601 et seq. (42 U.S.C. § 9601).

(x) Balance Sheet. Contributor has delivered or caused to be delivered to the Partnership the balance sheet of the Company as of the end the most recent month, which balance sheet has been prepared in accordance with GAAP and, to Contributor’s knowledge, presents fairly, in all material respects, the financial position of the Company as of such date. To Contributor’s knowledge, the Company has no liabilities which are not reflected on such balance sheet, other than liabilities incurred by it in the ordinary course of owning and operating the Property since the date of such balance sheet, all of which liabilities have been taken into account in computing the Capital Contribution Amount.

(y) Non-Foreign Entity. Contributor is not a “foreign person” or pursuant to Section 1445 of the Code and the regulations promulgated thereunder.

(z) Restricted Person. Neither Contributor nor the Company, nor, to Contributor’s knowledge, any of Contributor’s owners, is a Restricted Person.

ARTICLE 8

INDEMNITY

8.1 Indemnity. Contributor hereby agrees to indemnify, defend and hold the Partnership harmless from and against any and all loss, damage, liability and expense (including reasonable attorneys’ fees and other litigation expense) which the Partnership may suffer, sustain or incur as a result of (i) any misrepresentation or breach of warranty by Contributor, and (ii) any Taxes arising from or relating to the Company Interest, the Company or the Property, but only to the extent the same relate to the period prior to the Cut-Off Time.

ARTICLE 9

CLOSING

9.1 Closing. The Closing shall take place on the date mutually agreed by Contributor and the Partnership (the “Closing Date”), but only after both (i) Contributor shall have delivered to the Partnership the Survey, title insurance policy and other documents required by Articles 3 and 4 and copies of the Leases, Rent Roll, Leasing Commission Agreements, Contracts and other documents contemplated by Contributor’s representations under Article 7 and (ii) the Partnership shall have confirmed to Contributor that it is satisfied with such deliveries and is ready to complete the Closing. Contributor shall promptly notify the Partnership if the Property suffers any material casualty; and in that event, at the election of the Partnership either (i) such casualty shall have been repaired prior to Closing or (ii) the Company shall retain the insurance proceeds, and the Partnership shall receive a proration credit against the Capital Contribution Amount in respect of any insurance deductible amount.

9.2 Contributor’s Deliveries. On the Closing Date Contributor shall deliver or cause to be delivered to the Partnership the following closing documents, each of which shall be in form and substance reasonably acceptable to the Partnership:

(a) If applicable, New Title Policy; and

(b) The Assignment.

9.3 Partnership’s Deliveries. On the Closing Date, the Partnership shall deliver or cause to be delivered to Contributor the Acceptance to the Assignment in the form of Exhibit E.

9.4 Concurrent Deliveries. The Partnership and Contributor shall deliver to each other at closing an agreed settlement statement duly executed by the respective parties.

9.5 Concurrent Transactions. All documents or other deliveries required to be made by the Partnership or Contributor at Closing, and all transactions required to be consummated concurrently with Closing, shall be deemed to have been delivered and to have been consummated simultaneously with all other transactions and all other deliveries, and no delivery shall be deemed to have been made, and no transaction shall be deemed to have been consummated, until all deliveries required by the Partnership or Contributor shall have been made, and all concurrent or other transactions shall have been consummated.

9.6 Designated Subsidiary. The Partnership may designate one or more of its “Property Entities” or the “Subsidiary REIT” (as such terms are defined in the Partnership Agreement) to consummate the acquisition of the Company Interest contemplated by this Agreement, in which case all references to “the Partnership” in this Agreement shall be deemed to include such Property Entities or REIT Subsidiary; provided, however, that notwithstanding such designation the Capital Contribution Amount shall constitute a contribution to the equity capital of the Partnership.

ARTICLE 10

NOTICES

10.1 Notices. All notices, demands, requests or other communications (collectively, “Notices”) which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered or transmitted by e-mail (with the original to be sent the same day by Federal Express or other nationally recognized overnight delivery service) or by Federal Express or other nationally recognized overnight delivery service addressed to the recipient at its address set forth below (or at such other address as the recipient may theretofore have designated in writing). Each Notice which shall be hand delivered or sent by Federal Express in the manner described shall be deemed sufficiently given, served, sent, received, or delivered for all purposes on the day the Notice is delivered to the addressee (with the return receipt, the delivery receipt, or the affidavit of messenger being deemed conclusive (but not exclusive) evidence of such delivery), provided that if delivery is refused, then on the day that delivery of the Notice is refused by the addressee upon presentation. Each Notice which shall be e-mailed in the manner described above shall be deemed sufficiently given, served, sent, received, or delivered for all purposes on the date of such e-mail provided that the original of such notice is sent by Federal Express or other nationally recognized overnight delivery service, as provided above. Subject to the above, all Notices shall be addressed as follows:

If to the Partnership, to:	In care of CBRE Investors 21 Bryanston Street London, W1H 7PR United Kingdom Attention: Stuart Savidge e-mail: gmmreporting@cbreinvestors.com, and

CBRE Investors 800 Bolyston St, Suite 2800 Boston, MA 02119 Attention: Scott D. Brown, CFA, and Justin D. Seaman e-mail: sbrown@cbreinvestors.com, jseaman@cbreinvestors.com and

Phillips Edison NTR LLC 11501 Northlake Drive Cincinnati, Ohio 45249 Attention: R. Mark Addy e-mail: maddy@phillipsedison.com

With copies to:	Jones Day 222 East 41st Street New York, New York 10017 Attention: Kent R. Richey, Esq. e-mail: krrichey@jonesday.com

DLA Piper LLP (US) 4141 Parklane Avenue, Suite 300 Raleigh, North Carolina 27619 Attention: Robert H. Bergdolt e-mail: robert.bergdolt@dlapiper.com

If to the General Partner, to:	PAI GP LLC 11501 Northlake Drive Cincinnati, Ohio 45249 Attention: R. Mark Addy e-mail: maddy@phillipsedison.com

With copies to:	DLA Piper LLP (US) 4141 Parklane Avenue, Suite 300 Raleigh, North Carolina 27619 Attention: Robert H. Bergdolt e-mail: robert.bergdolt@dlapiper.com

If to Contributor, to:	Phillips Edison – ARC Shopping Center Operating Partnership, L.P. 175 E. 400 South, Suite 402 Salt Lake City, Utah 84111 Attention: Jeffrey Edison e-mail: jedison@phillipsedison.com and

Phillips Edison – ARC Shopping Center Operating Partnership, L.P. 11501 Northlake Drive Cincinnati, Ohio 45249 Attention: John Bessey e-mail: jbessey@phillipsedison.com

With a copy to:	DLA Piper LLP (US) 4141 Parklane Avenue, Suite 300 Raleigh, North Carolina 27619 Attention: Robert H. Bergdolt e-mail: robert.bergdolt@dlapiper.com

ARTICLE 11

GENERAL

11.1 Entire Agreement, Amendments and Waivers. This Agreement and the Partnership Agreement contain the entire agreement and understanding of the parties in respect to the subject matter hereof, and the same may not be amended, modified or discharged nor may any of its terms be waived, except by an instrument in writing signed by the party to be bound thereby. The waiver of any term or provision of this Agreement shall not constitute a waiver of any other term or provision of this Agreement, nor shall the right to require any enforcement of any term or provision of this Agreement be permanently waived, if a continuing breach of any such term or provision arises. If the provisions of this Agreement shall conflict with the provisions of the Partnership Agreement, the provisions of the Partnership Agreement shall control.

11.2 Construction. The provisions of this Agreement shall be construed as a whole according to their common meaning, not strictly for or against any party and consistent with the provisions herein contained. The Table of Contents and captions preceding the text of each Article and Section are included only for convenience of reference and shall be disregarded in the construction or interpretation of this Agreement.

11.3 Further Assurances. The parties each agree to do, execute, acknowledge and deliver all such further acts, instruments and assurances and to take all such further action before or after the closing as shall be necessary or desirable to perform this Agreement and consummate and effect the transactions contemplated hereby.

11.4 Survival and Benefit. The representations, warranties, agreements, obligations and indemnities of the parties shall survive Closing without limit, and the same shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided, however, that the representations and warranties set forth in Sections 7.1(i) through (z) shall survive for a period of only one year following the Closing Date, and any claims which may be made thereunder after said one-year anniversary shall be forever barred; provided further, however, that, if notice of any such claim is given prior to the end of such one-year period, then such claim shall survive until such later date as such claim is finally resolved.

11.5 No Waiver. The failure of a party to insist upon the strict performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not constitute a waiver of such party’s right to demand strict compliance in the future.

11.6 Governing Law. This Agreement, and the rights and obligations of the parties hereto shall be governed by and interpreted in accordance with the laws of the State of Delaware.

11.7 Interpretation.

(a) The headings and captions herein are inserted for convenient reference only and the same shall not limit or construe the paragraphs or sections to which they apply or otherwise affect the interpretation hereof.

(b) The terms “hereby,” “hereof,” “hereto,” “herein,” “hereunder” and any similar terms shall refer to this Agreement, and the term “hereafter” shall mean after, and the term “heretofore” shall mean before, the date of this Agreement.

(c) Words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders, and words importing the singular number shall mean and include the plural number and vice versa.

(d) Words importing persons shall include firms, associations, partnerships (including limited partnerships), trusts, corporations and other legal entities, including public bodies, as well as natural persons.

(e) The terms “include,” “including” and similar terms shall be construed as if followed by the phrase “without being limited to.”

(f) This Agreement and any document or instrument executed pursuant hereto may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(g) Whenever under the terms of this Agreement the time for performance of a covenant or condition falls upon a Saturday, Sunday or material holiday, such time for performance shall be extended to the next business day. Otherwise, all references herein to “days” shall mean calendar days.

(h) Time is of the essence of this Agreement.

(i) If any provision hereof or the application of any such provision to any particular person or circumstance is held to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof or the application of such provision to different person(s) or circumstance(s), as the case may be.

11.8 Consents and Approvals. Whenever consents or approvals are required under the terms of this Agreement, said consents or approvals shall be in writing.

11.9 Publicity. Either party may issue press releases, advertisements and other promotional materials describing such party’s participation in the subject transaction; provided, however, that the other party shall have the right to approve all references to it in any press release, advertisement or promotional materials in advance of issuance.

11.10 Waiver. EACH PARTY HERETO WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) RELATED TO OR ARISING OUT OF THIS AGREEMENT. Each party hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware and the Federal courts of the United States of America located in Delaware, in respect of the interpretation and enforcement of this letter agreement and the transactions contemplated hereby, and each party hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this letter agreement may not be enforced in or by such courts. Each party hereby irrevocably agrees that all claims with respect to any such action or proceeding shall be heard and determined in such a Delaware or Federal court.

11.11 Severability. Invalidation of any provision contained in this Agreement, or of the application thereof to any Person or circumstance, shall in no way affect any of the other provisions hereof, or the application of such provision to any other Person or circumstance, and the same shall remain in full force and effect.

11.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which as executed shall constitute an original and all of which shall constitute one Agreement binding on all the parties.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Contributor:

PHILLIPS EDISON – ARC SHOPPING CENTER OPERATING PARTNERSHIP, L.P.

By:	Phillips Edison Shopping Center OP GP LLC
Its:	General Partner

By:	Phillips Edison – ARC Shopping Center
REIT Inc.
Its:	Managing Member

By:	/s/ R. Mark Addy
	Name:	R. Mark Addy
	Title:	Chief Operating Officer

The Partnership:

PECO-ARC INSTITUTIONAL JOINT VENTURE I, L.P.

By:	PAI GP LLC
Its:	General Partner

By:	/s/ R. Mark Addy
	Name:	R. Mark Addy
	Title:	President

The General Partner:

PAI GP LLC

By:	/s/ R. Mark Addy
	Name:	R. Mark Addy
	Title:	President

[Signature Page to Contribution Agreement]

EXHIBIT A

THE COMPANY

Lakeside (Salem) Station LLC, a Delaware limited liability company

St. Charles Station LLC, a Delaware limited liability company

Snowview Station LLC, a Delaware limited liability company

Centerpoint Station LLC, a Delaware limited liability company

Southampton Station LLC, a Delaware limited liability company

A-1

EXHIBIT B

DESCRIPTION OF REAL PROPERTY

Lakeside Plaza, Salem, Virginia [see Schedule B-1]

St. Charles Plaza, Haines City, Florida [see Schedule B-2]

Snow View Plaza, Parma, Ohio [see Schedule B-3]

Centerpoint, Easley, South Carolina [see Schedule B-4]

Southampton, Tyrone, Georgia [see Schedule B-5]

Schedule B-1

Legal Description

Lakeside Plaza, Salem, Virginia

Lot 3, containing approximately 9.599 acres, more or less, as shown on the Subdivision Plat of Lot 3, Lakeside, Prepared by Kyle D. Austin, L.C., dated March 27, 1989, of record In the Clerk’s Office of the Circuit court of the City of Salem, Virginia, in Plat Book 3, page 74, reference to which is hereby made for a more particular description.

LESS AND EXCEPT that portion conveyed to the Commonwealth of Virginia by Deed recorded March 3, 2003, as Instrument No. 030001038.

TOGETHER WITH easement(s) set out under Easement Agreement, recorded in Deed Book 135, page 215, as amended by Agreement recorded in Deed Book 262, page 187.

TOGETHER WITH perpetual, non-exclusive easement to use the Common Facilities as set out in Declaration of Easements, Covenants and Restrictions recorded in Deed Book 144, page 505, as amended in Deed Book 263, page 442.

BEING the same real estate conveyed to Lakeside (Salem) Station LLC, a Delaware limited liability company, by deed from Lakeside Plaza, LLC, a Virginia limited liability company, dated December 10, 2010, recorded December 20, 2010, in the Clerk’s Office, Circuit Court, City of Salem, Virginia, as Instrument No. 100002961.

Schedule B-2

Legal Description

St. Charles Plaza, Haines City, Florida

PARCEL 1: Tracts 1 and 2, AND the North 1/2 of Tracts 15 and 16 in the Southwest 1/4 of Section 32, Township 26 South, Range 27 East, FLORIDA DEVELOPMENT CO. TRACT, according to the map or plat thereof as recorded in Plat Book 3, Page 60 through 63 inclusive, of the Public Records of Polk County, Florida;

LESS AND EXCEPT roadways.

PARCEL 2: Tract 3 and 14 and the South Half of Tract 15 and the South Half of Tract 16, in the Southwest 1/4 of Section 32, Township 26 South, Range 27 East, as per the subdivision of the FLORIDA DEVELOPMENT COMPANY; being in the West 1/2 of the East 1/2 of the Northwest 1/4 of the Southwest 1/4; and the South 1/2 of the Southwest 1/4 of the Northwest 1/4 of the Southwest 1/4 of said Section, Township and Range;

LESS .76 acres conveyed to the State of Florida for right of way purposes, which is described as: That part of the South 1/2 of said Tract 16 which lies East of and within 125 feet of the survey line which begins on the South boundary of Northwest 1/4 of Southwest 1/4 of said Section 32, at a point 7.2 feet East from the Southwest corner of said forty, and runs thence North 0° 11’ West, 1319.65 feet to the North boundary of said forty, to a point 6.0 feet East from the Northwest corner thereof;

LESS and EXCEPT that part taken by that certain Order of Taking recorded in Official Records Book 6109, Page 949 of the Public Records of Polk County, Florida;

ALSO LESS AND EXCEPT the following described land: (“Florida Department of Transportation Taking”) Those portions of Tracts 14, 15 and 16, Map of Florida Development Co. Tract lying in the Southwest 1/4 of Section 32, Township 26 South, Range 27 East, as per plat thereof recorded in Plat Book 3, Page 60, of the Public Records of Polk County, Florida, being described as follows: Commence at the Southwest corner of said Section 32; thence along the South line of said Section 32, South 89° 58’ 08” East a distance of 43,36 feet to the survey base line of State Road 25 (U.S. 27); thence along said survey base line North 00° 21’ 27” West a distance of 1,339.49 feet; thence South 89° 52’ 10” East a distance of 93.00 feet to the intersection of the Easterly existing right of way line of said State Road 25 (per Section 1618-203) and the South tine of said Tract 16 for a POINT OF BEGINNING; thence along said Easterly existing right of way line North 00° 21’ 27” West a distance of 36.46 feet to the Easterly existing right of way line of said State Road 25 (per Section 16180-2505); thence along said Easterly existing right of way line the following two (2) courses: 1) North 89° 19’ 18” East a distance of 15.00 feet; 2) North 00° 21’ 27” West a distance of 286.90 feet to end said courses; thence South 89° 50’ 41” East a distance of 588.12 feet; thence South 00° 05’ 24” East a distance of 323.31 feet to the South line of said Tract 14; thence along the South line of said Tracts 14, 15 and 16, North 89° 52’ 10” West a distance of 601.61 feet to the POINT OF BEGINNING.

ALSO LESS AND EXCEPT FROM PARCELS 1 AND 2 the following described land: (“Conveyance to Polk County”) A portion of Tracts 1, 2 and 3 of Florida Development Company as recorded in Plat Book 3, Pages 60-63, of the Public Records of Polk County, Florida, also being a portion of the Southwest Quarter of Section 32, Township 26, South, Range 27 East, being more particularly described as follows: BEGIN at the Northeast corner of said Tract 3; thence South 00° 11’ 31” East along the East line of said Tract 3 a distance of 34.98 feet; thence South 89° 52’ 09” West parallel to and 35 feet distant from the North line of said Tracts 1, 2 and 3 a distance of 836.57 feet to the East right of way line of U.S. Highway 27 as shown on State Road Department Right of Way Map Section 16180-2505; thence along said right of way for the following three (3) calls; (1) North 00° 21’ 24” West a distance of 12.44 feet; (2) thence North 89° 40’ 36” East a distance of 99.98 feet; (3) thence North 00° 19’ 24” West a distance of 22.20 feet to the North line of said Tract 1 and the South right of way of Holly Hill Road; thence North 89° 52’ 09” East along the North line of said Tracts 1, 2 and 3 and the South right of way of Holly Hill Road a distance of 736.68 feet to the POINT OF BEGINNING.

ALSO LESS AND EXCEPT the following described land: Out Parcel A as conveyed by Warranty Deed recorded in Official Records Book 7721, Page 614, of the Public Records of Polk County, Florida being more particularly described as follows: A portion of Tracts 1, 2, 15 and 16 of Florida Development Company as recorded in Plat Book 3, Pages 60-63 of the Public Records of Polk County, also being a portion of the Southwest 1/4 of Section 32, Township 26 South, Range 27 East being more particularly described as follows: Commence at the Southwest corner of said Section 32; thence S 89° 58’ 10” E along the South line of said Section 32, a distance of 43.36 feet to the survey base line of State Road 25 (U.S. 27); thence N 00° 21’ 58” W along said survey base line a distance of 1339.49 feet; thence S 89° 54’ 33” E a distance of 93.00 feet to the intersection of the easterly existing right of way line of State Road 25 (per Section 1618-203) and the South line of said Tract 16; thence Northerly along said East right of way for the following five calls: (1) N 00° 21’ 24” W a distance of 36.07 feet; (2) N 89° 38’ 36” E a distance of 15.00 feet; (3) thence N 00° 21’ 24” W a distance of 500.00 feet; (4) thence N 89° 38’ 36” E a distance of 10.00 feet; (5) thence N 00° 21’ 24” W a distance of 46.96 feet to the POINT OF BEGINNING; thence continue N 00° 21’ 24” W along said right of way a distance of 236.86 feet; thence N 89° 38’ 36” E a distance of 256.00 feet; thence S 00° 21’ 24” E a distance of 163.35 feet to the beginning of a curve concave to the Northwest and having a radius of 5.00 feet; thence along said curve to the right through a central angle of 72° 43’ 13” an arc distance of 6.35 feet (chord = 5.93 feet; chord bearing = S 36° 00’ 13” W) to a point of reverse curvature with a curve concave to the Southeast and having a radius of 435.00 feet; thence along said curve to the left through a central angle of 9° 54’ 16” an arc distance of 75.20 feet (chord = 75.10 feet; chord bearing = S 67° 24’ 42” W) to a point of reverse curvature with a curve concave to the North and having a radius of 365.00 feet; thence along said curve to the right through a central angle of 27° 11’ 02” an arc distance of 173.17 feet (chord = 171.55 feet, chord bearing = S 76° 03’ 05” W); thence S 89° 38’ 36” W a distance of 16.22 feet to the POINT OF BEGINNING.

Schedule B-3

Legal Description

Snow View Plaza, Parma, Ohio

Situated in the City of Parma, County of Cuyahoga and State of Ohio, and known as being part of Original Parma Township Lot No. 9, Blake Tract, bounded and described as follows:

Beginning at a 3/4” iron pin found in the center line of Snow Road, 80 feet wide, at the Northwest corner of said Original Lot No. 9; thence North 89 deg. 01’ 11” East along the Northerly line of said Lot No, 9 and along the center line of Snow Road and its Easterly prolongation a distance of 480 feet to the Northerly corner of land conveyed to the Cuyahoga County Public Library by Deed recorded in Volume 89-4224, Page 57 of Cuyahoga County Records, and the principal place of beginning of the premises herein described;

Course 1: thence North 89 deg. 01’ 11” East continuing along the Northerly line of said Lot No. 9, a distance of 627.95 feet to a point;

Course 2: thence South 1 deg. 00’ 09” East passing through 5/8” iron pin set 16.61 feet, being the Southerly line of Snow Road, 80 feet wide at 69.57 feet, and at 488.65 feet respectively, a total distance of 680,88 feet to a 5/8” iron pin set;

Course 3: thence South 88 deg. 59’ 51” West a distance of 10 feet to a 5/8” iron pin set;

Course 4: thence South 1 deg. 00’ 09” East a distance of 120 feet to a 5/8” iron pin set;

Course 5: thence North 88 deg. 59’ 51” East a distance of 10 feet to a 5/8” iron pin set;

Course 6: thence South 1 deg. 00’ 09” East a distance of 200 feet to a 5/8” iron pin set in the Northerly line of lands conveyed to Loretta Burda, et al, by Deed recorded in Volume 15608, Page 577 of Cuyahoga County Records;

Course 7: thence South 89 deg. 01’ 47” West a distance of 627,95 feet to the Easterly line of lands conveyed to the Cuyahoga County Public Library as aforesaid;

Course 8: thence North 1 deg. 00’ 09” West passing through a 5/8” iron pin at 0.17 feet, a total distance of 1000.77 feet to the place of beginning.

The above described) parcel of land being further known as Parcel “A” in Lot split for the Byzantine Catholic Diocese of Parma of part of original Parma Township Lot No. 9, Blake Tract, as shown by the recorded plat in Volume 268 of Maps, Page 92 of Cuyahoga County Records.

Schedule B-4

Legal Description

Centerpoint, Easley, South Carolina

PARCEL I (FEE) - All that certain piece, parcel or tract of land situate, lying and being on the western side of Brushy Creek Road in the City of Easley, County of Pickens, State of South Carolina, containing 10.17 acres, more or less, as shown on plat of survey entitled “ALTA /ACSM Land Survey of MP & Associates, Land Surveying, Inc. dated January 20, 2007 and having according to said plat of survey the following metes and bounds, to-wit:

Commencing at an iron pin found at the intersection of the right of way of Williams Avenue and U.S. Highway 123 (aka Calhoun Memorial Highway); thence running with the said right of way N75-09-03E 34.41 feet to an iron pin found, the point of beginning; thence running with the right of way of U.S. Highway 123 N74-47-50E 112.13 feet to an iron pin found at the corner with the Jack in the Box, Eastern Division; thence leaving said right of way and running along the common boundary of the property of Jack In The Box, Eastern Division, S24-12-05W 31.18 feet to an iron pin found; thence continuing along the aforesaid common boundary, S04-16-18W 69.30 feet to an iron pin found; thence S24-37-23E 150.82 feet to an iron pin found; thence continuing with said common boundary S56-28-51E 49.09 feet to an iron pin found; thence continuing with said common boundary N74-47-46E 114.65 feet to an iron pin found; thence turning and running with the common boundary with Jack In the Box, Eastern Division, N15-12-14W 275.10 feet to a point on the right of way of U.S. Highway 123; thence turning and running with said right of way N74-47-46E 27.42 feet to a point at the common corner with First Citizens Bank and Trust; thence leaving said right of way and running with the common boundary line of First Citizens Bank and Trust, S15-12-14E 275.10 feet to an iron pin found; thence turning and continuing with the common boundary with First Citizens Bank and Trust, N74-47-47E 230.29 feet to an iron pin found; thence turning and continuing with said common boundary, N29-47-46E 34.65 feet to an iron pin found; thence continuing with said common boundary

N15-12-14W 185.60 feet to an iron pin found; thence turning and continuing with said common boundary S74-47-46W 13.00 feet to an iron pin found; thence N15-12-14W 40.00 feet to an iron pin found on the southern right of way of U.S. Highway 123; thence turning and remaining with said right of way N74-47-46E 54.00 feet to an iron pin found at the common corner with Merchant Springs LLC; thence leaving said right of way and running with the common line of Merchant Springs LLC, S15-12-14E 240.60 feet to an iron pin found; thence turning and continuing with said common line, S60-11-10E 13.43 feet to an iron pin found; thence continuing with said common line, N74-47-46E 57.84 feet to an iron pin found; thence running with the common line of Merchant Springs LLC and Lizards Real Estate Holdings, LLC S89-44-17E 185.71 feet to an iron pin found; thence continuing with the common line of Lizards Real Estate Holdings, LLC, N59-47-46E 110.72 feet to an iron pin found; thence continuing with the said common boundary, N43-06-04E 28.86 feet to an iron pin found on the western right of way of Brushy Creek Road; thence turning and running with said right of way, S32-59-44E 225.97 feet to an iron pin found; thence continuing with said right of way S31-06-28E 224.12 feet to an iron pin found; thence continuing with said right of way S32-48-04 E 314.16 feet to an iron pin found as the common corner with Anderson Federal Credit Union; thence leaving the right of way of Brushy Creek Road and running with the common boundary of Anderson Federal Credit Union, and Marsha McCoy Profit, S59-53-23W 401.96 feet to an iron pin found at common corner with Lot 26; thence turning and running with the common boundary with Lot 26, N40-10-02W64.18 feet to an iron pin found at the common corner with Centerpoint Phase 2C; thence turning and running with common boundary with Centerpoint Phase 2C, N87-17-38W 195.23 feet to an iron pin set; thence turning and continuing with the common boundary of Centerpoint Phase 2C, N15-19-43W 386.09 feet to a nail set; thence turning and continuing with said boundary, S67-40-16W 58.86 feet to a nail set; thence turning and continuing with said common boundary, N14-12-14W 139.41 feet to a nail set; thence turning and continuing with said common boundary, N74-47-46E 19.00 feet to a nail set; thence turning and continuing with said common boundary, N5-12-14W 170.21 feet to a nail set; thence turning and continuing with the common boundary of Centerpoint Phase 2B, S74-47-46W 483.59 feet to an iron pin found; thence turning and running with said boundary, N15-12-18W47.37 feet to an iron pin found at the common corner with Phase 3 Tinsley Ground Lease; thence with the common boundary of Phase 3 Tinsley Ground Lease, N24-58-34W 264.07 feet to the Point of Beginning.

PARCEL II (EASEMENT) - Together with non-exclusive easements benefiting the above described property created under Declaration of Easements, Covenants, and Restrictions for Easley Commons recorded in Deed Book 657, Page 132, as amended by First Amendment to Declaration of Easements, Covenants, and Restrictions for Easley Shopping Center recorded in Deed Book 721, Page 127 and by Second Amendment to Declaration of Easements, Covenants, and Restrictions for Easley Shopping Center recorded in Deed Book 735, Page 44, aforesaid records.

PARCEL III (LEASEHOLD) - All that certain piece, parcel or tract of land situate, lying and being in the State of South Carolina, County of Pickens, containing 0.54 acres, more or less, designated as Phase 3B, and shown and more fully described by metes and bounds on plat of survey entitled “ALTA/ACSM Land Survey of MP & Associates Land Surveying, Inc.” dated January 20, 2007 and having according to said plat of survey the following metes and bounds, to-wit:

Beginning at an iron pin found at the intersection of the right of way Williams Avenue and US Highway 123 (a/k/a Calhoun Memorial Highway): thence running with said right of way N75-09-03E 34.41 feet to an iron pin; thence turning and running with the line of Phase 3/Harold Tinsley Property S24-58-34E 264.07 feet to iron pin; thence with line of Phase 2A Home Depot U.S.A. Property, S43-55-13W 87.58 feet to an iron pin; thence running with the common line of Lewis D. Thornton, N25-48-35W291.66 feet to an iron pin; thence running with the right of way of Williams Avenue N54-07-35E 53.02 feet to the point of beginning.

PARCEL IV (FEE) - ALL that certain piece, parcel or tract of land situate, lying and being in the County of Pickens, State of South Carolina, containing 1.21 acres, more or less, designated as Phase 2B, and shown and more fully described by metes and bounds on plat of survey entitled “ALTA/ACSM Land Survey of MP & Associates Land Surveying, Inc.” dated January 20, 2007 and having according to said plat of survey the following metes and bounds, to-wit:

Commencing at an iron pin found at the intersection of the right of way Williams Avenue and US Highway 123 (a/k/a Calhoun Memorial Highway): thence running with said right of way N75-09-03E 34.41 feet to an iron pin; thence turning and running with the line of Phase 3/Harold Tinsley Property S24-58-34E 264.07 feet to an iron pin; thence with the line of Phase 2A/Home Depot U.S.A. Property, S15-12-18E 47.37 feet to the Point of Beginning; thence turning and running with the Phase 1/Inland Southeast Center Pointe, L.L.C. Property N74-47-46E 483.59 feet to an iron pin; thence turning and running S15-12-14E 170.21 feet to an iron pin; thence turning and running S74-47-46W 19.00 feet to an iron pin; thence turning and running S14-12-14E 139.41 feet to an iron pin; thence turning and running N67-40-16E 58.86 feet to an iron pin; thence turning and running S15-19-43E 386.06 feet to an iron pin; thence turning and running S69-33-01W 91.64 feet to an iron pin; thence turning and running N15-05-46W 311.68 feet to an iron pin; thence S74-40-17W 0.50 feet to an iron pin; thence N15-05-46W 375.06 feet to an iron pin; thence turning and running S74-47-46W 430.94 feet to an iron pin; thence turning and running N15-12-14W 10.00 feet to an iron pin, being the Point of Beginning.

PARCEL V (FEE) - All that certain piece, parcel or tract of land situate, lying and being in the County of Pickens, State of South Carolina, containing 21.59 acres, more or less, designated as Phase 2C, and shown and more fully described by metes and bounds on plat of survey entitled “ALTA/ACSM Land Survey of MP & Associates Land Surveying, Inc.” dated January 20, 2007 and having according to said plat of survey the following metes and bounds, to-wit:

Commencing at an iron pin found at the intersection of the right of way of Williams Avenue and U.S. Highway 123 (a/k/a Calhoun Memorial Highway); thence running with said right of way N75-09-03E 34.41 feet to an iron pin; thence turning and running with the line of Phase 3/Harold Tinsley Property S24-58-34E 264.07 feet to an iron pin; thence with the line of Phase 2A/Home Depot U.S.A. Property, S43-55-13W 295.48 feet to a  1/2” rebar found at the joint corner of Phase 2A and Phase 2C the Point of Beginning; thence turning and running with the line of said Home Depot property the following two calls: S15-12-24E a distance of 592.50 feet to a  1/2” rebar iron pin found; thence N74-47-35E a distance of 683.72 feet to a  1/2” rebar found; thence with a common line of Phase 2B N69-33-01E 91.64 feet to  1/2” rebar found; thence with a common line of Phase 1, S87-14-38E a distance of 195.23 feet to a  1/2” rebar found; thence S21-25-38W a distance of 121.59 feet to a  1/2” rebar set; thence with a curve turning to the left having an arc length of 68.11 feet, with a radius of 50 feet with a chord bearing of S72-21-54W with a chord length of 62.97 feet to a  1/2” rebar set; thence N56-39-39W a distance of 87.01 feet to a point in the center of a branch bordering Briar Park Subdivision; thence with said center of branch the following calls: S54-26-22W a distance of 9.82 feet; thence N71-57-41W a distance of 30.30 feet; thence S73-58-44W a distance of 32.62 feet; thence N62-24-01W a distance of 29.68 feet; thence S00-18-44W a distance of 28.18 feet; thence S33-46-58W a distance of 14.87 feet; thence S50-53-30W a distance of 69.46 feet; thence S58-21-49W a distance of 8.52 feet; thence S48-49-47W a distance of 61.72 feet; thence S59-11-46W a distance of 21.70 feet; thence S36-17-56W a distance of 47.82 feet; thence S72-33-07W a distance of 22.16 feet; thence S63-36-36W a distance of 21.70 feet; thence S41-32-40W a distance of 23.71 feet; thence S59-59-04W a distance of 5.68 feet; thence S50-59-04W a distance of 35.00 feet; thence S60-57-37W a distance of 21.58 feet; thence N27-14-36W a distance of 27.95 feet; thence S88-28-24W a distance of 6.10 feet; thence N27-40-42W a distance of 68.98 feet; thence leaving said branch S35-33-57W a distance of 421.23 feet to a  1/2” rebar set; thence S52-49-22W a distance of 561.99 feet to a  1/2” crimp top iron pin found at the corner of property now or formerly of Tommy B. Reeves Townsend, N85-25-20W a distance of 617.91 feet to a  1/2” open top bent iron pin; thence N20-00-24E a distance of 522.64 feet to a 1” solid iron pin crossing at iron pin at 510.55 feet; thence N21-24-52E a distance of 148.38 feet to a  1/2” open top iron pin found; thence N44-26-44E a distance of 29.85 feet to a  1/2” rebar found; thence N43-53-16E a distance of 780.79 feet to a  1/2” rebar found at the corner of property now or formerly of Home Depot U.S.A., Inc., Phase 2A, the Point of Beginning.

Schedule B-5

Legal Description

Southampton, Tyrone, Georgia

All that parcel of land lying or being in Land Lots 116 and 141, 7th District, Fayette County, Georgia, and more particularly described as follows:

To find the Point of Beginning, commence at the northern side of a curved mitered corner located at the intersection of the southern side of the right of way along Carriage Oaks Drive (120 foot right of way) and the western side of the right-of-way along State Route 74 (right of way varies);

Thence continue along said curved mitered comer at the intersection of the southern side of the right of way along Carriage Oaks Drive (120 foot right of way) and the western side of the right of way along State Route 74 (right-of-way varies) along the arc of a 35.00 foot radius curve to the right an arc distance of 52.60 feet (said curve being subtended by a chord having a bearing of South 27 degrees 32 minutes 36 seconds East and having a chord distance of 47.79 feet) to a point located on the southern side of the curved mitered corner located at the intersection of the southern side of the right-of-way along Carriage Oaks Drive (120 foot right of way) and the western side of the right-of-way along State Route 74 (right of way varies);

Thence leave the curved mitered corner located at the intersection of the southern side of the right-of way along Carriage Oaks Drive (120 foot right-of-way) and the western side of the right-of-way along State Route 74 (right of way varies) and continue along the western side of the right-of-way along State Route 74 (right of way varies) along the arc of a 2964.78 foot radius curve an arc distance of 240.84 feet (said arc being subtended by a chord having a bearing of South 13 degrees 11 minutes 06 seconds West and having a chord distance of 240.78 feet) to a point;

Thence continue along the western side of the right-of-way along State Route 74 (right of way varies) along the arc of a 2964.78 foot radius curve an arc distance of 124.85 feet (said arc being subtended by a chord having a bearing of South 09 degrees 39 minutes 05 seconds West and having a chord distance of 124.84 feet) to a point, said point being the Point of Beginning;

From said Point of Beginning thus established continue along the western side of the right-of-way along state Route 74 (right-of-way varies) along the arc of a 2964.78 foot radius curve an arc distance of 187.65 feet (said arc being subtended by a chord having a bearing of South 06 degrees 37 minutes 55 seconds west and having a chord distance of 187.62 feet) to a right of way monument;

Thence continue along the western side of the right of way along State Route 74 (right of way varies) South 09 degrees 26 minutes 31 seconds west a distance of 303.90 feet to a right of way monument;

Thence continue along the western side of the right-of-way along State Route 74 (right of way varies), South 03 degrees 21 minutes 20 seconds west a distance of 39.35 feet to a point;

Thence leave the western side of the right-of-way along State Route 74 (right of way varies) and continue North 85 degrees 10 minutes 19 seconds west a distance of 286.69 feet to a point;

Thence continue South 04 degrees 50 minutes 08 seconds west a distance of 20.41 feet to a point; Thence continue North 85 degrees 10 minutes 19 seconds west a distance of 165.98 feet to a point; Thence continue North 38 degrees 36 minutes 16 seconds West a distance of 321.83 feet to a point; Thence continue North 04 degrees 46 minutes 30 seconds East a distance of 257.74 feet to an iron pin found;

Thence continue North 12 degrees 34 minutes 27 seconds East a distance of 200.58 feet to a point; Thence continue South 85 degrees 06 minutes 21 seconds East a distance of 434.92 feet to a point; Thence continue South 04 degrees 49 minutes 47 seconds West a distance of 139.32 feet to a point; Thence continue South 85 degrees 07 minutes 37 seconds east a distance of 241.55 feet to a point, said point being located on the western side of the right-of-way along State Route 74 (right-of-way varies) and said point also being the Point of Beginning.

Said parcel of land contains 409,171 square feet or 9.393 acres of land, more or less, as shown on survey for Candler Development Company, Inc., Candler Tyrone, LLC, Candler 74, LLC, Inland Southeast Tyrone, L.L.C., Publix. Super Markets, Inc., Lawyers Title Insurance Corporation, and Buckhead Title &. Abstract Company, Inc., by C &. C Land Surveyors, Inc., dated July 26, 2001, last revised October 31, 2002, said parcel being depicted as “Shopping Center Tract” on said survey.

Together with beneficial rights and easements created in Declaration of Covenants, Conditions and Restrictions for the Seay/Tyrone Commercial Properties, made by Phillip R. Seay, dated January 16, 1998, filed and recorded January 23, 1998, In Deed Book 1213, Page 457, Fayette County, Georgia records, as amended by that certain Amendment to the Declaration of Covenants, Conditions, and Restrictions for the Seay/Tyrone Commercial Properties dated March 14, 1998, recorded at Deed Book 1233, page 553, aforesaid records, and as further amended by second Amendment to Declaration of Covenants, Conditions and Restrictions for the Seay/Tyrone Commercial Properties dated November 7, 2002, and recorded at Deed Book 2006, Page 533, aforesaid records.

Together with beneficial rights and easements in that Declaration of Easements, Covenants and Conditions for Southampton Village by Phillip R. Seay, a Georgia resident, dated November 7, 2002, filed for record November 14, 2002, and recorded in Deed Book 2006, Page 568, aforesaid records; as amended by that certain First Amendment to Declaration of Easements, Covenants and Conditions for Southampton Village, dated June 6, 2006, filed for record June 7, 2006, and recorded in Deed Book 3024, Page 538, aforesaid records; as amended by that certain Second Amendment to Declaration of Easements, Covenants and Conditions for Southampton Village by and between Phillip R. Seay and Inland Southeast Tyrone, LLC, a Georgia limited liability company, dated August 3,2006, filed for record August 3, 2006, and recorded in Deed Book 3064, Page 391, aforesaid records; and further amended by that certain Second Amendment to Declaration of Easements, Covenants and Conditions for Southampton Village, dated August 3, 2006, filed August 15, 2006, and recorded in Deed Book 3074, Page 224, aforesaid records.

Together with beneficial rights and easements in that certain Reciprocal Storm Water Easement Agreement by and among John Wieland Homes and Neighborhoods, Inc., a Georgia corporation, Candler Tyrone, LLC, a Georgia limited liability company and Phillip R. Seay, dated November 7, 2002, filed for record November 14, 2002, and recorded in Deed Book 2006, Page 635, aforesaid records.

Together with easement rights contained in that certain Utility Easement Agreement by and between United Community Bank and DDRM Southampton Village, LLC, dated April 4, 2008, filed April 14, 2008, recorded in Deed Book 3385, page 156, aforesaid records.

Together with easement rights contained in that certain Utility Easement Agreement by and between Jinhan Corporation and DDRM Southampton Village, LLC, dated April 4, 2008, filed April 14, 2008, recorded in Deed Book 3385, page 166, aforesaid records.

EXHIBIT C

DESCRIPTION OF LOANS

Loan between Lakeside (Salem) Station LLC and Wells Fargo Bank, N.A. in the amount of $6.125 million and any of the Loan Documents related thereto.

Loan between St. Charles Station LLC and Wells Fargo Bank, N.A. in the amount of $6.75 million and any of the Loan Documents related thereto.

Loan between Snowview Station LLC and Wells Fargo Bank, N.A. in the amount of $8.57 million and any of the Loan Documents related thereto.

Revolving credit facility between Centerpoint Station LLC and PNC Bank, N.A. in the amount of $4.94 million and any of the Loan Documents related thereto.

Revolving credit facility between Southampton Station LLC and PNC Bank, N.A. in the amount of $6.02 million and any of the Loan Documents related thereto.

C-1

EXHIBIT D

SCHEDULE OF EXISTING TITLE INSURANCE POLICY

Owner’s Policy of Title Insurance issued by Chicago Title Insurance Company in the insured amount of $6,850,000.00 to Centerpoint Station LLC dated as of October 14, 2011.

Owner’s Policy of Title Insurance Policy No. 731000149 issued by Chicago Title Insurance Company in the amount of $8,750,000.00 to Lakeside (Salem) Station LLC dated December 20, 2010

Owner’s Policy of Title Insurance Policy No. FL2911-46-3143889-2011.7230609-83862428 issued by Chicago Title Insurance Company in the amount of $10,100,000.00 to St. Charles Station LLC dated June 13, 2011

Owner’s Policy of Title Insurance issued by Chicago Title Insurance Company in the insured amount of $8,350,000.00 to Southampton Station LLC dated as of October 21, 2011.

Owner’s Policy of Title Insurance Policy No. 504100208 issued by Chicago Title Insurance Company in the amount of $12,300,000.00 to Snowview Station LLC dated December 22, 2010

D-1

EXHIBIT E

FORM OF ASSIGNMENT AND ACCEPTANCE

[see attached]

E-1

EXHIBIT F

SCHEDULE OF LEASES

Lakeside Plaza, Salem, Virginia [see Schedule F-1]

St. Charles Plaza, Haines City, Florida [see Schedule F-2]

Snow View Plaza, Parma, Ohio [see Schedule F-3]

Centerpoint, Easley, South Carolina [see Schedule F-4]

Southampton, Tyrone, Georgia [see Schedule F-5]

Schedule F-1

Schedule of Leases

Lakeside Plaza

Database:	MRI_PROD	Rent Roll	Page:	1
Bldg Status:	Active only	LAKESIDE (SALEM) STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

Vacant Units

010000 -00003	Vacant			900

Occupied Units

010000 -00001	CVS #06300-01	1/1/2011	1/31/2014	10,070	7,636.04	9.10					RNT	2/1/2014	7,636.04	9.10
									0		RNT	2/1/2019	7,636.04	9.10
											RNT	2/1/2024	7,636.04	9.10
											RNT	2/1/2029	7,636.04	9.10
											RNT	2/1/2034	7,636.04	9.10
											RNT	2/1/2039	7,636.04	9.10

010000 -00002	State Farm Insurance	1/1/2011	11/30/2013	1,200	1,492.00	14.92	285.31				HLD	12/1/2013	1.550.00	15.50
									0		RNT	12/1/2011	1,550.00	15.50
						CAM	179.72
						INS	31.85
						PTX	73.74

010000 -00004	Nancy’s Candy Company	1/1/2011	4/30/2012	1,980	1,485.00	9.00	426.44				HLD	5/1/2012	2,970.00	18.00
									0		RNT	5/1/2012	1,534.50	9.30
											RNT	5/1/2013	1,580.70	9.58
											RNT	5/1/2014	1,628.55	9.87

						CAM	217.80
						INS	50.24
						PTX	158.40

010000 -00005	Special Nails/My DO	1/1/2011	4/30/2012	975	1,706.25	21.00	213.70				HLD	5/1/2012	3,412.50	42.00
									0
						CAM	123.51
						INS	12.19
						PTX	78.00

010000 -00006	China Fresh	1/1/2011	3/31/2015	975	1,462.50	18.00	218.64				HLD	4/1/2015	3,217.50	39.60
									0		RNT	4/1/2013	1,608.75	19.80
											RNT	4/1/2015	1,706.25	21.00
											RNT	4/1/2018	1,868.75	23.00

						CAM	121.47
						INS	9.34
						PTX	87.83

010000 -00007	H&R Block	1/1/2011	4/30/2015	1,950	3,682.25	22.66	505.86				RNT	5/1/2013	3,792.72	23.34
									0		RNT	5/1/2014	3,906.50	24.04
						CAM	344.50
						INS	41.16
						PTX	120.20

010000 -00008	Kroger #R-330	1/1/2011	1/31/2019	52,337	33,888.21	7.77

Database:	MRI_PROD	Rent Roll	Page:	2
Bldg Status:	Active only	LAKESIDE (SALEM) STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

									0		RNT	2/1/2019	33,888.21	7.77
											RNT	2/1/2024	33,888.21	7.77
											RNT	2/1/2029	33,888.21	7.77
											RNT	2/1/2034	33,888.21	7.77
											RNT	2/1/2039	33,888.21	7.77

010000 -00009	B&H Computers/U.S. Cellular	1/1/2011	12/31/2011	1,400	1,922.67	16.48	306.83
									0
						CAM	177.33
						INS	17.50
						PTX	112.00
010000 -00010	Great Clips/Mountainview Cutters	8/22/2011	11/30/2016	1,050	1,700.13	19.43					ABA	11/20/2011	0.00	0.00
									0		CAM	11/20/2011	135.63	1.55
											HLD	12/1/2016	1,700.13	19.43
											INS	11/20/2011	12.25	0.14
											PTX	11/20/2011	129.50	1.48
											RNT	12/1/2016	2,012.50	23.00

010000 -00011	Mama Maria’s	1/1/2011	2/28/2015	2,450	3,062.50	15.00	479.79				HLD	3/16/2015	6,635.42	32.50
									0		RNT	3/1/2013	3,317.71	16.25
											RNT	3/1/2015	3,572.92	17.50
											RNT	3/1/2018	3,879.17	19.00
						CAM	275.63
						INS	20.41
						PTX	183.75

010000 -00012	Subway #3769-Chipway Enterprise	1/1/2011	7/31/2014	1,225	2,296.88	22.50	220.21				HLD	8/1/2014	599.75	5.88
									0		RNT	8/1/2012	2,398.96	23.50
						CAM	124.54
						INS	20.42
						PTX	75.25

010000 -00013	Advance America	1/1/2011	6/30/2013	1,225	1,786.46	17.50	269.03				HLD	7/1/2013	893.23	8.75
									0		RNT	7/1/2013	1,965.00	19.25
						CAM	155.72
						INS	15.31
						PTX	98.00

010000 -00014	n Telos/VisionMobile	1/1/2011	1/31/2012	1,050	1,501.50	17.16	240.63				HLD	2/1/2012	3,003.00	34.32
									0
						CAM	135.98
						INS	10.06
						PTX	94.59

010000 -00015	GNC #6675	1/1/2011	7/31/2013	1,050	1,246.88	14.25	179.70				HLD	8/1/2013	1,246.88	14.25
									0
						CAM	97.81
						INS	16.26

Database:	MRI_PROD	Rent Roll	Page:	3
Bldg Status:	Active only	LAKESIDE (SALEM) STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

						PTX	65.63
010000 -00016	Hibachi Express	1/1/2011	6/30/2019	2,196	2,717.55	14.85	477.63				HLD	7/1/2019	6,686.81	36.54
									0		RNT	7/1/2012	2,799.90	15.30
											RNT	7/1/2013	2,884.08	15.76
											RNT	7/1/2014	2,870.09	15.68
											RNT	7/1/2015	3,059.76	16.72
											RNT	7/1/2016	3,151.28	17.22
											RNT	7/1/2017	3,246.42	17.74
											RNT	7/1/2018	3,343.41	18.27
											RNT	7/1/2019	3,678.30	20.10
											RNT	7/1/2020	3,788.10	20.70
											RNT	7/1/2021	3,901.56	21.32
											RNT	7/1/2022	4,018.68	21.96
											RNT	7/1/2023	4,139.46	22.62

						CAM	245.22
						INS	54.90
						PTX	177.51
010000 -EASE1	BB&T Bank	1/1/2011	12/31/2075	0			36.33
									0
						CAM	36.33
010000 -EASE2	Blockbuster	1/1/2011	12/31/2075	0			172.80
									0
						CAM	172.80
010000 -FUEL	Kroger Fuel Station	1/1/2011	1/31/2019	0	833.33						RNT	2/1/2019	833.33	0.00
									0		RNT	2/1/2024	833.33	0.00
											RNT	2/1/2029	833.33	0.00
											RNT	8/1/2034	833.33	0.00
											RNT	8/1/2039	833.33	0.00

Totals:	Occupied Sqft:	98.90%	15 Units	81,133	68,420.15		4,032.90			0.00
	Leased / Unoccupied Sqft:		0 Units	0
	Short Term / Vacant Sqft:	1.10%	1 Units	900

	Total Sqft:		16 Units	82,033	68,420.15

Total LAKESIDE (SALEM) STATION LLC:
	Occupied Sqft:	98.90%	15 Units	81,133	68,420.15		4,032.90			0.00
	Leased / Unoccupied Sqft:		0 Units	0
	Short Term / Vacant Sqft:	1.10%	1 Units	900
	Total Sqft:		16 Units	82,033	68,420.15

Schedule F-2

Schedule of Leases

St. Charles Plaza

Database:	MRI_PROD	Rent Roll	Page:	6
Bldg Status	Active only	ST. CHARLES STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

Vacant Units

010005 -6	Vacant			1,200

Occupied Units

010005 -1	Hair Cuttery	6/10/2011	3/31/2013	900	2,310.75	30.81	333.75				HLD	4/1/2013	346.61	4.62
									0		RNT	4/1/2013	2,336.25	31.15
											RNT	4/1/2018	2,616.00	34.88
											TAX	4/1/2013	26.00	0.35
											TAX	4/1/2013	175.22	2.34
											TAX	4/1/2018	196.20	2.62

						CAM	187.50
						INS	30.00
						PTX	116.25

010005 -10	Steven C. Hewett, DPS, PA	6/10/2011	6/30/2013	1,200	2,950.00	29.50	615.00				HLD	7/1/2013	455.85	4.56
									0		RNT	7/1/2012	3,039.00	30.39
											RNT	7/1/2013	1.00	0.01
											RNT	7/I/2014	1.00	0.01
											RNT	7/1/2015	1.00	0.01
											RNT	7/1/2016	1.00	0.01
											RNT	7/1/2017	1.00	0.01
											RNT	7/1/2018	1.00	0.01
											RNT	7/1/2019	1.00	0.01
											RNT	7/1/2020	1.00	0.01
											RNT	7/1/2021	1.00	0.01
											RNT	7/1/2022	1.00	0.01
											TAX	7/1/2013	34.19	0.34
											TAX	7/1/2012	227.93	2.28
											TAX	7/1/2013	0.08	0.00
											TAX	7/1/2014	0.08	0.00
											TAX	7/1/2015	0.08	0.00
											TAX	7/1/2016	0.08	0.00
											TAX	7/1/2017	0.08	0.00
											TAX	7/1/2018	0.08	0.00
											TAX	7/1/2019	0.08	0.00
											TAX	7/1/2020	0.08	0.00
											TAX	7/1/2021	0.08	0.00
											TAX	7/1/2022	0.08	0.00

						CAM	339.00
						INS	121.00
						PTX	155.00

010005 -11	Four Corners Rehab	6/10/2011	6/30/2013	1,200	2,800.00	28.00	524.00				HLD	7/1/2013	420.00	4.20
									0		RNT	7/1/2013	1.00	0.01

Database:	MRI_PROD	Rent Roll	Page:	7
Bldg Status:	Active only	ST. CHARLES STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

											RNT	7/1/2014	1.00	0.01
											RNT	7/1/2015	1.00	0.01
											RNT	7/1/2016	1.00	0.01
											RNT	7/1/2017	1.00	0.01
											RNT	7/1/2018	1.00	0.01
											RNT	7/1/2019	1.00	0.01
											RNT	7/1/2020	1.00	0.01
											RNT	7/1/2021	1.00	0.01
											RNT	7/1/2022	1.00	0.01
											TAX	7/1/2013	31.50	0.32
											TAX	7/1/2013	0.08	0.00
											TAX	7/1/2014	0.08	0.00
											TAX	7/1/2015	0.08	0.00
											TAX	7/1/2016	0.08	0.00
											TAX	7/1/2017	0.08	0.00
											TAX	7/1/2018	0.08	0.00
											TAX	7/1/2019	0.08	0.00
											TAX	7/1/2020	0.08	0.00
											TAX	7/1/2021	0.08	0.00
											TAX	7/1/2022	0.08	0.00

						CAM	248.00
						INS	121.00
						PTX	155.00

010005 -12	Crispers #47	6/10/2011	7/31/2013	3,600	7,500.00	25.00	1,395.00				HLD	8/1/2013	3,750.00	12.50
									0		RNT	8/1/2013	8,250.00	27.50
											RNT	8/1/2018	9,075.00	30.25
											RNT	8/1/2023	9,982.50	33.28
											TAX	8/1/2013	281.25	0.94
											TAX	8/1/2013	618.75	2.06
											TAX	8/1/2018	680.63	2.27
											TAX	8/1/2023	748.69	2.50

						CAM	810.00
						INS	120.00
						PTX	465.00

010005 -13	Verizon Wireless	6/10/2011	1/31/2014	1,400	2,100.00	18.00	821.33				HLD	2/1/2014	334.08	2.86
									0		RNT	2/1/2012	2,163.00	18.54
											RNT	2/1/2013	2,227.17	19.09
											RNT	2/1/2014	2,294.73	19.67
											RNT	2/1/2015	2,363.57	20.26
											RNT	2/1/2016	2,434.48	20.87
											TAX	2/1/2014	25.06	0.21
											TAX	2/1/2012	162.23	1.39
											TAX	2/1/2013	167.04	1.43
											TAX	2/1/2014	172.10	1.48
											TAX	2/1/2015	177.27	1.52

Database:	MRI_PROD	Rent Roll	Page:	8
Bldg Status:	Active only	ST. CHARLES STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

											TAX	2/1/2016	182.59	1.57

						CAM	499.33
						INS	141.17
						PTX	180.83

010005 -14	Publix #1167	6/10/2011	10/31/2027	45,600	42,560.00	11.20	3,800.00				RNT	11/1/2027	42,560.00	11.20
									0		RNT	11/1/2032	42,560.00	11.20
											RNT	11/1/2037	42,560.00	11.20
											RNT	11/1/2042	42,560.00	11.20
											RNT	11/1/2047	42,560.00	11.20
											RNT	11/1/2052	42,560.00	11.20
											RNT	11/1/2057	42,560.00	11.20

						CAM	3,800.00

010005 -2	Publix Liquors #1167.5	6/10/2011	5/31/2013	1,500	3,824.54	30.60	204.58				HLD	6/1/2013	1,969.64	15.76
									0		RNT	6/1/2012	3,939.28	31.51
											RNT	6/1/2013	4,057.46	32.46
											RNT	6/1/2014	4,179.18	33.43
						CAM	204.58

010005 -3	Dr. Teresa Parrott Nenezian DVM;	6/10/2011	12/31/2015	2,400	3,300.00	16.50	874.00				HLD	1/1/2016	1,750.00	8.75
									0		RNT	1/1/2013	3,366.00	16.83
											RNT	1/1/2014	3,432.00	17.16
											RNT	1/1/2015	3,500.00	17.50
											RNT	1/1/2016	1.00	0.01
											RNT	1/1/2017	1.00	0.01
											RNT	1/1/2018	1.00	0.01
											RNT	1/1/2019	1.00	0.01
											RNT	1/1/2020	1.00	0.01
											TAX	1/1/2016	131.25	0.66
											TAX	1/1/2013	252.45	1.26
											TAX	1/1/2014	257.40	1.29
											TAX	1/1/2015	262.50	1.31
											TAX	1/1/2016	0.08	0.00
											TAX	1/1/2017	0.08	0.00
											TAX	1/1/2018	0.08	0.00
											TAX	1/1/2019	0.08	0.00
											TAX	1/1/2020	0.08	0.00

						CAM	484.00
						INS	80.00
						PTX	310.00

010005 -4	Golden Dragon	6/10/2011	10/31/2020	1,200	1,650.00	16.50	445.00				HLD	11/1/2020	1,013.00	10.13
									0		RNT	11/1/2013	1,699.00	16.99
											RNT	11/1/2014	1,749.00	17.49
											RNT	11/1/2015	1,801.00	18.01
											RNT	11/1/2016	1,855.00	18.55

Database:	MRI_PROD	Rent Roll	Page:	9
Bldg Status:	Active only	ST. CHARLES STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

											RNT	11/1/2017	1,910.00	19.10
											RNT	11/1/2018	1,967.00	19.67
											RNT	11/1/2019	2,026.00	20.26
											RNT	11/1/2020	0.00	0.00
											RNT	2/1/2021	1.00	0.01
											RNT	11/1/2021	1.00	0.01
											RNT	11/1/2022	1.00	0.01
											RNT	11/1/2023	1.00	0.01
											RNT	11/1/2024	1.00	0.01
											RNT	11/1/2025	1.00	0.01
											RNT	11/1/2026	1.00	0.01
											RNT	11/1/2027	1.00	0.01
											RNT	11/1/2028	1.00	0.01
											RNT	11/1/2029	1.00	0.01
											RNT	11/1/2030	1.00	0.01
											RNT	11/1/2031	1.00	0.01
											RNT	11/1/2032	1.00	0.01
											RNT	11/1/2033	1.00	0.01
											RNT	11/1/2034	1.00	0.01
											TAX	11/1/2020	75.97	0.76
											TAX	11/1/2013	127.43	1.27
											TAX	11/1/2014	131.17	1.31
											TAX	11/1/2015	135.07	1.35
											TAX	11/1/2016	139.13	1.39
											TAX	11/1/2017	143.25	1.43
											TAX	11/1/2018	147.53	1.48
											TAX	11/1/2019	151.95	1.52
											TAX	2/1/2021	0.08	0.00
											TAX	11/1/2021	0.08	0.00
											TAX	11/1/2022	0.08	0.00
											TAX	11/1/2023	0.08	0.00
											TAX	11/1/2024	0.08	0.00
											TAX	11/1/2025	0.08	0.00
											TAX	11/1/2026	0.08	0.00
											TAX	11/1/2027	0.08	0.00
											TAX	11/1/2028	0.08	0.00
											TAX	11/1/2029	0.08	0.00
											TAX	11/1/2030	0.08	0.00
											TAX	11/1/2031	0.08	0.00
											TAX	11/1/2032	0.08	0.00
											TAX	11/1/2033	0.08	0.00
											TAX	11/1/2034	0.08	0.00

						CAM	250.00
						INS	40.00
						PTX	155.00

010005 -5	Spring Nails	6/10/2011	12/31/2012	1,200	2,950.36	29.50	445.00				HLD	1/1/2013	455.83	4.56

Database:	MRI_PROD	Rent Roll	Page:	10
Bldg Status:	Active only	ST. CHARLES STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

									0		RNT	1/1/2012	3,038.87	30.39
											RNT	1/1/2013	1.00	0.01
											RNT	1/1/2014	1.00	0.01
											RNT	1/1/2015	1.00	0.01
											RNT	1/1/2016	1.00	0.01
											RNT	1/1/2017	1.00	0.01
											TAX	1/1/2013	34.19	0.34
											TAX	1/1/2012	227.92	2.28
											TAX	1/1/2013	0.08	0.00
											TAX	1/1/2014	0.08	0.00
											TAX	1/1/2015	0.08	0.00
											TAX	1/1/2016	0.08	0.00
											TAX	1/1/2017	0.08	0.00

						CAM	250.00
						INS	40.00
						PTX	155.00

010005 -7	The Empire of Cigars LEGAL	6/10/2011	5/31/2013	1,200	1,700.00	17.00	438.00				HLD	6/1/2013	875.50	8.76
									0		RNT	6/1/2012	1,751.00	17.51
											TAX	6/1/2013	65.66	0.66
											TAX	6/1/2012	131.32	1.31

						CAM	242.00
						INS	42.00
						PTX	154.00

010005 -8	Agnini Orthodontics	6/10/2011	1/31/2015	1,200	1,854.00	18.54	465.00				HLD	2/1/2015	303.90	3.04
									0		RNT	2/1/2012	1,910.00	19.10
											RNT	2/1/2013	1,967.00	19.67
											RNT	2/1/2014	2,026.00	20.26
											RNT	2/1/2015	2,086.78	20.87
											RNT	2/1/2016	2,149.38	21.49
											RNT	2/1/2017	2,213.86	22.14
											RNT	2/1/2018	2,280.28	22.80
											RNT	2/1/2019	2,348.69	23.49
											TAX	2/1/2015	22.79	0.23
											TAX	2/1/2012	143.25	1.43
											TAX	2/1/2013	147.53	1.48
											TAX	2/1/2014	151.95	1.52
											TAX	2/1/2015	156.51	1.57
											TAX	2/1/2016	161.20	1.61
											TAX	2/1/2017	166.04	1.66
											TAX	2/1/2018	171.02	1.71
											TAX	2/1/2019	176.15	1.76

						CAM	165.00
						INS	100.00
						PTX	200.00

Database:	MRI_PROD	Rent Roll	Page:	11
Bldg Status:	Active only	ST. CHARLES STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

010005 -9	Florida Blood Service	6/10/2011	10/31/2015	1,200	1,494.00	14.94	445.00				HLD	11/1/2015	816.00	8.16
									0		RNT	11/1/2012	1,539.00	15.39
											RNT	11/1/2013	1,585.00	15.85
											RNT	11/1/2014	1,632.00	16.32
											RNT	11/1/2015	1.00	0.01
											RNT	11/1/2016	1.00	0.01
											RNT	11/1/2017	1.00	0.01
											RNT	11/1/2018	1.00	0.01
											RNT	11/1/2019	1.00	0.01

						CAM	250.00
						INS	40.00
						PTX	155.00

010005 -Plot	(SHT) Charter Recycling Corp.	10/1/2011	9/30/2016	0						116.67	HLD	10/1/2016	15,208.33	0.00
									0		TMP	10/1/2012	122.50	0.00
											TMP	10/1/2013	128.63	0.00
											TMP	10/1/2014	135.06	0.00
											TMP	10/1/2015	141.81	0.00

010005 -SHAD1	Suntrust Bank (Shadow)	6/10/2011	6/9/2099	0			265.30				CAM	1/1/2012	270.61	0.00
									0
						CAM	265.30

Totals:	Occupied Sqft:	98.15%	13 Units	63,800	76,993.65		11,070.96			116.67
	Leased / Unoccupied Sqft:		0 Units	0
	Short Term / Vacant Sqft:	1.85%	1 Units	1,200
	Total Sqft:		14 Units	65,000	76,993.65

Total ST. CHARLES STATION LLC:
	Occupied Sqft:	98.15%	13 Units	63,800	76,993.65		11,070.96			116.67
	Leased / Unoccupied Sqft:		0 Units	0
	Short Term / Vacant Sqft:	1.85%	1 Units	1,200
	Total Sqft:		14 Units	65,000	76,993.65

Schedule F-3

Schedule of Leases

Snow View Plaza

Database:	MRI_PROD	Rent Roll	Page:	4
Bldg Status:	Active only	SNOWVIEW STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

Vacant Units

010001 -00002	Vacant			6,000

010001 -00009	Vacant			2,000

Occupied Units

010001 -00001	Giant Eagle	1/1/2011	9/30/2020	58,171	59,460.75	12.27					HLD	10/1/2020	15,568.59	3.21
									0		RNT	10/1/2015	62,274.35	12.85
											RNT	10/1/2020	64,619.00	13.33
											RNT	10/1/2025	66,963.68	13.81
											RNT	10/1/2030	69,308.34	14.30
											RNT	10/1/2035	71,653.01	14.78
											RNT	10/1/2040	73,997.68	15.26

010001 -00003	Karen’s Hallmark	1/1/2011	2/28/2014	4,000	6,666.67	20.00	1,833.33				HLD	3/1/2014	6,666.67	20.00
									0
						CAM	923.33
						INS	46.67
						PTX	863.33

010001 -00004	Humana	1/1/2011	9/30/2013	4,000	3,466.67	10.40	1,117.34				HLD	10/1/2013	866.67	2.60
									0		RNT	10/1/2013	4,000.00	12.00
						CAM	314.67
						INS	50.67
						PTX	752.00

010001 -00006	Kumo Japanese Seafood Buffet	1/1/2011	3/31/2020	8,000	8,000.00	12.00	3,213.32				HLD	4/1/2020	8,333.33	12.50
									0		RNT	4/1/2015	8,333.33	12.50
						CAM	1,206.66
						INS	126.66
						PTX	1,880.00

010001 -00007	Great Clips/Shorn Enterprises	11/1/2011	10/31/2016	1,500	2,000.00	16.00	821.25				HLD	11/1/2016	2,125.00	17.00
									0		RNT	11/1/2012	687.50	5.50
											RNT	11/1/2014	2,125.00	17.00

						CAM	358.75
						PTX	462.50

010001 -00008	Torrey Dental Care	1/1/2011	2/28/2015	3,500	3,500.00	12.00	1,170.00				HLD	3/1/2015	3,645.83	12.50
									0		RNT	3/1/2013	3,645.83	12.50
						CAM	403.00
						INS	56.00
						PTX	711.00

010001 -00010	RadioShack #01-4211	1/1/2011	8/31/2014	2,500	1.00	0.00
									0

Database:	MRI_PROD	Rent Roll	Page:	5
Bldg Status:	Active only	SNOWVIEW STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

010001 -00011	Burger King	1/1/2011	12/15/2016	3,313	4,334.00	15.70					HLD	12/16/2016	2,000.00	7.24
									0		RNT	12/16/2016	4,667.00	16.90
											RNT	12/16/2021	5,000.00	18.11
											RNT	12/16/2026	5,750.00	20.83
											RNT	12/16/2031	6,612.00	23.95

010001 -00012	Eat N’ Park Restaurant	1/1/2011	9/30/2017	7,476	5,434.92	8.72	1,701.70				HLD	10/1/2017	880.45	1.41
									0		RNT	10/1/2012	5,869.87	9.42
											RNT	10/1/2017	6,397.92	10.27
											RNT	10/1/2022	6,973.75	11.19
						CAM	146.85
						PTX	1,554.85

Totals:	Occupied Sqft:	92.04%	9 Units	92,460	92,864.01		9,856.94			0.00
	Leased / Unoccupied Sqft:		0 Units	0
	Short Term / Vacant Sqft:	7.96%	2 Units	8,000
	Total Sqft:		11 Units	100,460	92,864.01

Total SNOWVIEW STATION LLC:
	Occupied Sqft:	92.04%	9 Units	92,460	92,864.01		9,856.94			0.00
	Leased / Unoccupied Sqft:		0 Units	0
	Short Term / Vacant Sqft:	7.96%	2 Units	8,000
	Total Sqft:		11 Units	100,460	92,864.01

Schedule F-4

Schedule of Leases

Centerpoint

Database:	MRI_PROD	Rent Roll	Page:	13
Bldg Status:	Active only	CENTERPOINT STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

Vacant Units

010007 -0004	Vacant			7,056

010007 -0008	Vacant			1,200

010007 -0008	Vacant			1,200

010007 -002A	Vacant			1,600

Occupied Units

010007 -0001	IHOP (CENT I)	10/14/2011	4/30/2029	4,760	8,726.67	22.00	1,938.27				HLD	5/1/2029	11,106.66	28.00
									0		RNT	5/1/2014	9,520.00	24.00
											RNT	5/1/2019	10,313.33	26.00
											RNT	5/1/2024	11,106.66	28.00

						CAM	1,182.99
						PTX	755.28

010007 -003	Publix Super Markets (CENT I)	10/14/2011	1/31/2023	44,271	34,678.95	9.40	4,041.10				RNT	2/1/2023	34,678.95	9.40
									0		RNT	2/1/2028	34,678.95	9.40
											RNT	2/1/2033	34,678.95	9.40
											RNT	2/1/2038	34,678.95	9.40
											RNT	2/1/2043	34,678.95	9.40
											RNT	2/1/2048	34,678.95	9.40

						CAM	4,041.10

010007 -0005	Sprint (CENT II)	10/14/2011	12/31/2011	1,400	2,100.00	18.00	719.96				HLD	1/1/2012	2,100.00	18.00
									0
						CAM	488.23
						PTX	231.73

010007 -0006	Fusion Hair Salon (CENT II)	10/14/2011	9/30/2014	1,400	1,750.00	15.00	432.83			40.89	HLD	10/1/2014	1,856.17	15.91
									0		RNT	10/1/2012	1,802.50	15.45
											RNT	10/1/2013	1,856.17	15.91
											RNT	10/1/2014	1,912.17	16.39
						CAM	394.33
						PTX	38.50

010007 -0007	Hibbett Sporting Goods (CENT II)	10/14/2011	7/31/2013	5,000	4,666.67	11.20	554.17				HLD	8/1/2013	2,333.33	5.60
									0
						CAM	554.17

010007 -0010	Batteries Plus (CENT 1)	10/14/2011	5/31/2014	1,200	1,545.00	15.45	461.17				HLD	6/1/2014	1,591.00	15.91
									0		RNT	6/1/2013	1,591.00	15.91
											RNT	6/1/2014	1,639.00	16.39
											RNT	6/1/2016	1,688.00	16.88
											RNT	6/1/2018	1,739.00	17.39

Database:	MRI_PROD	Rent Roll	Page:	14
Bldg Status:	Active only	CENTERPOINT STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF
						CAM	295.60
						PTX	165.57

010007 -002B	Super Nails (CENT I)	10/14/2011	4/30/2021	3,200	3,200.00	12.00	1,256.00			37.00	HLD	5/1/2021	4,066.67	15.25
									0		RNT	5/1/2012	3,466.67	13.00
											RNT	5/1/2013	3,712.00	13.92
											RNT	5/1/2015	3,826.67	14.35
											RNT	5/1/2017	3,944.00	14.79
											RNT	5/1/2019	4,066.67	15.25
											RNT	5/1/2021	4,200.00	15.75
											RNT	5/1/2023	4,456.00	16.71
											RNT	5/1/2025	4,589.33	17.21

						CAM	717.33
						INS	50.67
						PTX	488.00

010007 -PLOT	(SHT) Network Communications (CENT I)	10/14/2011	8/31/2012	0						38.22	HLD	9/1/2012	19.11	0.00

									0		TMP	1/1/2012	39.75	0.00

01007 -PLOT1	(SHT) Mid-Atlantic Recycling (CENT I)	10/14/2011	7/31/2013	0						235.00	HLD	8/1/2013	117.50	0.00

									0

01007 -PLOT2	(SHT) Complete Solutions (CENT I)	10/14/2011	12/31/2011	0						62.50	HLD	1/1/2012	31.25	0.00

									0

01007 -SHAD	Home Depot (Shadow)	10/14/2011	9/30/2025	0

									0

Totals:	Occupied Sqft:	84.71%	7 Units	61,231	56,667.29		9,403.50			413.61
	Leased / Unoccupied Sqft:		0 Units	0
	Short Term / Vacant Sqft:	15.29%	4 Units	11,056
	Total Sqft:		11 Units	72,287	56,667.29

Total CENTERPOINT STATION LLC:
	Occupied Sqft:	84.71%	7 Units	61,231	56,667.29		9,403.50			413.61
	Leased / Unoccupied Sqft:		0 Units	0
	Short Term / Vacant Sqft:	15.29%	4 Units	11,056
	Total Sqft:		11 Units	72,287	56,667.29

Schedule F-5

Schedule of Leases

Southampton Village

Database:	MRI_PROD	Rent Roll	Page:	15
Bldg Status:	Active only	SOUTHAMPTON STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

Vacant Units				1,095

010008 -0002	Vacant			1,110

010008 -0003	Vacant			1,170

010008 -0004	Vacant			1,692

010008 -0009	Vacant			1,260

010008 -0013	Vacant			4,212

010008 -0015	Vacant

Occupied Units

010008 -0001	Goodwill	10/14/2011	12/31/2014	1,125	1,968.75	21.00					GRS	1/1/2012	2,109.38	22.50
									0		GRS	1/1/2013	2,109.38	22.50
											HLD	1/1/2015	2,109.38	22.50

010008 -0005	Partners II Pizza	10/14/2011	9/30/2014	5,112	9,086.58	21.33					GRS	10/1/2012	9,312.36	21.86
									0		GRS	10/1/2013	9,546.66	22.41
											GRS	10/1/2014	9,832.08	23.08
											GRS	10/1/2015	10,130.28	23.78
											GRS	10/1/2016	10,432.74	24.49
											GRS	10/1/2017	10,747.98	25.23
											GRS	10/1/2018	11,067.48	25.98
											HLD	10/1/2014	9,546.66	22.41

010008 -0011	Hong Kong #2	10/14/2011	5/31/2014	2,952	4,519.02	18.37					GRS	6/1/2012	4,632.18	18.83
									0		GRS	6/1/2013	4,747.80	19.30
											GRS	6/1/2014	4,983.96	20.26
											GRS	6/1/2015	5,134.02	20.87
											GRS	6/1/2016	5,289.00	21.50
											GRS	6/1/2017	5,448.90	22.15
											GRS	6/1/2018	5,611.26	22.81
											HLD	6/1/2014	4,747.80	19.30

010008 -0012	LA’s Hair Studio	10/14/2011	8/31/2016	1,260	1,312.50	12.50	460.95				HLD	9/1/2016	784.35	7.47
									0		RNT	9/1/2012	1,338.75	12.75
											RNT	9/1/2013	1,366.05	13.01
											RNT	9/1/2014	1,393.35	13.27
											RNT	9/1/2015	1,420.65	13.53
											RNT	9/1/2016	1,449.00	13.80
											RNT	9/1/2017	1,478.40	14.08
											RNT	9/1/2018	1,507.80	14.36

Database:	MRI_PROD	Rent Roll	Page:	16
Bldg Status:	Active only	SOUTHAMPTON STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

											RNT	9/1/2019	1,538.25	14.65
											RNT	9/1/2020	1,568.70	14.94

						CAM	249.90
						INS	25.20
						PTX	185.85

010008 -0014	Publix	10/14/2011	12/31/2023	51,420	42,635.75	9.95	5,175.08				RNT	1/1/2024	42,635.75	9.95
									0		RNT	1/1/2029	42,635.75	9.95
											RNT	1/1/2034	42,635.75	9.95
											RNT	1/1/2039	42,635.75	9.95

											RNT	1/1/2044	42,635.75	9.95
											RNT	1/1/2049	42,635.75	9.95

						CAM	5,175.08

010008 -0018	Majestic Nail & Spa	10/14/2011	9/30/2014	1,692	2,608.50	18.50	614.39				HLD	10/1/2014	1,374.75	9.75
									0		RNT	10/1/2012	2,679.00	19.00
											RNT	10/1/2013	2,749.50	19.50
											RNT	10/1/2014	2,820.00	20.00

						CAM	326.01
						INS	32.07
						PTX	256.31

010008 -0019	Tyrone Family Dentistry	10/14/2011	12/31/2018	2,346	2,737.00	14.00					ABA	12/2/2011	0.00	0.00
									0		CAM	12/2/2011	320.62	1.64
											HLD	1/1/2018	977.50	5.00
											INS	12/2/2011	46.92	0.24
											PTX	12/2/2011	355.81	1.82
											RNT	1/1/2013	3,128.00	16.00
											RNT	1/1/2014	3,323.50	17.00
											RNT	1/1/2015	3,519.00	18.00
											RNT	1/1/2016	3,714.50	19.00
											RNT	1/1/2017	3,910.00	20.00
											RNT	1/1/2018	4,105.50	21.00
											RNT	1/1/2019	4,187.61	21.42
											RNT	1/1/2020	4,271.68	21.85
											RNT	1/1/2021	4,357.70	22.29
											RNT	1/1/2022	4,445.67	22.74
											RNT	1/1/2023	4,533.65	23.19
											RNT	1/1/2024	4,623.58	23.65
											RNT	1/1/2025	4,715.46	24.12
											RNT	1/1/2026	4,809.30	24.60
											RNT	1/1/2027	4,905.10	25.09
											RNT	1/1/2028	5,002.85	25.59

010008 -0022	Esquire Cleaners	10/14/2011	4/30/2015	1,510	2,833.77	22.52	582.61				HLD	5/1/2015	1,595.57	12.68
									0		RNT	5/1/2013	3,098.02	24.62
											RNT	5/1/2014	3,191.13	25.36

Database:	MRI_PROD	Rent Roll	Page:	17
Bldg Status:	Active only	SOUTHAMPTON STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

						CAM	319.56
						PTX	263.05

010008 -Plot	(SHT) Network Communications	10/14/2011	08/31/2012	0						38.22	HLD	9/1/2012	19.88	0.00
									0		TMP	1/l/2012	39.75	0.00
											TMP	9/1/2012	1.00	0.00

Totals:	Occupied Sqft:	86.48%	8 Units	67,417	67,701.87		6,833.03			38.22
	Leased/Unoccupied Sqft:		0 Units	0
	Short Term/Vacant Sqft:	13.52%	6 Units	10,539
	Total Sqft:		14 Units	77,956	67,701.87

Total SOUTHAMPTON STATION LLC:
	Occupied Sqft:	86.48%	8 Units	67,417	67,701.87		6,833.03			38.22
	Leased/Unoccupied Sqft:		0 Units	0
	Short Term/Vacant Sqft:	13.52%	6 Units	10,539
	Total Sqft:		14 units	77,956	67,701.87

Grand Total:
	Occupied Sqft:	92.03%	52 Units	366,041	362,646.97		41,197.33			568.50
	Leased/Unoccupied Sqft:		0 Units	0
	Short Term/ Vacant Sqft:	7.97%	14 Units	31,695
	Total Sqft:		66 Units	397,736	362,646.97

EXHIBIT G

SCHEDULE OF CONTRACTS

SHOPPING CENTER	TITLE OF CONTRACT	TYPE OF SERVICE AGREEMENT CONTRACT	NAME OF VENDOR	DATE	MONTHLY COST

LAKESIDE (SALEM) PLAZA	On-Site Maintenance Contract	On-Site Maintenance	Tincher’s Pressure Washing & More	3/1/2011	$400.00
	Sweeping Contract	Sweeping	Tincher’s Pressure Washing & More	3/1/2011	$979.00
	Landscaping Contract	Landscaping	Peak Creek Lawn Care	3/1/2011	$1,500.00

ST. CHARLES PLAZA	On-Site Maintenance Contract	On-Site Maintenance	Agriculture Technologies	6/13/2011	$400.00
	Sweeping Contract	Sweeping	Agriculture Technologies	6/13/2011	$650.00
	Landscaping Contract	Landscaping	Agriculture Technologies	6/13/2011	$1,400.00
	Lift Station Maintenance Contract	Lift Station Maintenance	Consta Flow	6/13/2011	$100.00
	Lighting Contract	Monthly Lighting Report	Michael’s Lighting	6/13/2011	$42.80
	Fire Alarm Monitoring Contract	Hartline Monitoring	Fire Alarm Monitoring	6/13/2011	$256.80 (Quarterly	)

SNOWVIEW PLAZA	On-Site Maintenance Contract	On-Site Maintenance	Shopping Center Maintenance Corp.	2/1/2011	$350.00
	Sweeping Contract	Sweeping	Shopping Center Maintenance Corp.	3/1/2011	$750.00
	Landscaping Contract	Landscaping	Shopping Center Maintenance Corp.	3/1/2011	$1,200.00

CENTERPOINT PLAZA	On-Site Maintenance Contract	Greenville Maintenance	On-Site Maintenance	10/14/2011	$400.00
	Sweeping Contract	Greenville Maintenance	Sweeping	10/14/2011	$815.00
	Landscaping Contract	Greenville Maintenance	Landscaping	10/14/2011	$865.00

G-1

SOUTHAMPTON VILLAGE	On-Site Maintenance Contract	Sweep World, Inc.	On-Site Maintenance	10/14/2011	$400.00
	Sweeping Contract	Sweep World, Inc.	Sweeping	10/14/2011	$1,030.00
	Landscaping Contract	Gibbs Landscape	Landscaping	10/14/2011

G-2

EXHIBIT H

RENT ROLL

Lakeside Plaza, Salem, Virginia [see Schedule H-1]

St. Charles Plaza, Haines City, Florida [see Schedule H-2]

Snow View Plaza, Parma, Ohio [see Schedule H-3]

Centerpoint, Easley, South Carolina [see Schedule H-4]

Southampton, Tyrone, Georgia [see Schedule H-5]

Schedule H-l

Rent Roll

Lakeside Plaza

Database:	MRI_PROD	Rent Roll	Page:	1
Bldg Status:	Active only	LAKESIDE (SALEM) STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

Vacant Units

010000 -00003	Vacant			900

Occupied Units

010000 -00001	CVS #06300-01	1/1/2011	1/31/2014	10,070	7,636.04	9.10					RNT	2/1/2014	7,636.04	9.10
									0		RNT	2/1/2019	7,636.04	9.10
											RNT	2/1/2024	7,636.04	9.10
											RNT	2/1/2029	7,636.04	9.10
											RNT	2/1/2034	7,636.04	9.10
											RNT	2/1/2039	7,636.04	9.10

010000 -00002	State Farm Insurance	1/1/2011	11/30/2013	1,200	1,492.00	14.92	285.31				HLD	12/1/2013	1,550.00	15.50
									0		RNT	12/1/2011	1,550.00	15.50
						CAM	179.72
						INS	31.85
						PTX	73.74

010000 -00004	Nancy’s Candy Company	1/1/2011	4/30/2012	1,980	1,485.00	9.00	426.44				HLD	5/1/2012	2,970.00	18.00
									0		RNT	5/1/2012	1,534.50	9.30
											RNT	5/1/2013	1,580.70	9.58
											RNT	5/1/2014	1,628.55	9.87

						CAM	217.80
						INS	50.24
						PTX	158.40

010000 -00005	Special Nails/My Do	1/1/2011	4/30/2012	975	1,706.25	21.00	213.70				HLD	5/1/2012	3,412.50	42.00

						CAM	123.51		0
						INS	12.19
						PTX	78.00

010000 -00006	China Fresh	1/1/2011	3/31/2015	975	1,462.50	18.00	218.64				HLD	4/1/2015	3,217.50	39.60
									0		RNT	4/1/2013	1,608.75	19.80
											RNT	4/1/2015	1,706.25	21.00
											RNT	4/1/2018	1,868.75	23.00

						CAM	121.47
						INS	9.34
						PTX	87.83

010000 -00007	H&R Block	1/1/2011	4/30/2015	1,950	3,682.25	22.66	505.86				RNT	5/1/2013	3,792.72	23.34
									0		RNT	5/1/2014	3,906.50	24.04
						CAM	344.50
						INS	41.16
						PTX	120.20

010000 -00008	Kroger #R-330	1/1/2011	1/31/2019	52,337	33,888.21	7.77

Database:	MRI_PROD	Rent Roll	Page:	2
Bldg Status:	Active only	LAKESIDE (SALEM) STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

									0		RNT	2/1/2019	33,888.21	7.77
											RNT	2/1/2024	33,888.21	7.77
											RNT	2/1/2029	33,888.21	7.77
											RNT	2/1/2034	33,888.21	7.77
											RNT	2/1/2039	33,888.21	7.77

010000 -00009	B&H Computers/U.S. Cellular	1/1/2011	12/31/2011	1,400	1,922.67	16.48	306.83
									0
						CAM	177.33
						INS	17.50
						PTX	112.00

010000 -00010	Great Clips/Mountainview Cutters	8/22/2011	11/30/2016	1,050	1,700.13	19.43					ABA	11/20/2011	0.00	0.00
									0		CAM	11/20/2011	135.63	1.55
											HLD	12/1/2016	1,700.13	19.43
											INS	11/20/2011	12.25	0.14
											PTX	11/20/2011	129.50	1.48
											RNT	12/1/2016	2,012.50	23.00

010000 -00011	Mama Maria’s	1/1/2011	2/28/2015	2,450	3,062.50	15.00	479.79				HLD	3/16/2015	6,635.42	32.50
									0		RNT	3/1/2013	3,317.71	16.25
											RNT	3/1/2015	3,572.92	17.50
											RNT	3/1/2018	3,879.17	19.00
						CAM	275.63
						INS	20.41
						PTX	183.75

010000 -00012	Subway #3769-Chipway Enterprise	1/1/2011	7/31/2014	1,225	2,296.88	22.50	220.21				HLD	8/1/2014	599.75	5.88
									0		RNT	8/1/2012	2,398.96	23.50
						CAM	124.54
						INS	20.42
						PTX	75.25

010000 -00013	Advance America	1/1/2011	6/30/2013	1,225	1,786.46	17.50	269.03				HLD	7/1/2013	893.23	8.75
									0		RNT	7/1/2013	1,965.00	19.25
						CAM	155.72
						INS	15.31
						PTX	98.00

010000 -00014	n Telos/VisionMobile	1/1/2011	1/31/2012	1,050	1,501.50	17.16	240.63				HLD	2/1/2012	3,003.00	34.32
									0
						CAM	135.98
						INS	10.06
						PTX	94.59

010000 -00015	GNC #6675	1/1/2011	7/31/2013	1,050	1,246.88	14.25	179.70				HLD	8/1/2013	1,246.88	14.25
									0
						CAM	97.81
						INS	16.26

Database:	MRI_PROD	Rent Roll	Page:	3
Bldg Status:	Active only	LAKESIDE (SALEM) STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

						PTX	65.63

010000 -00016	Hibachi Express	1/1/2011	6/30/2019	2,196	2,717.55	14.85	477.63				HLD	7/1/2019	6,686.81	36.54
									0		RNT	7/1/2012	2,799.90	15.30
											RNT	7/1/2013	2,884.08	15.76
											RNT	7/1/2014	2,870.09	15.68
											RNT	7/1/2015	3,059.76	16.72
											RNT	7/1/2016	3,151.28	17.22
											RNT	7/1/2017	3,246.42	17.74
											RNT	7/1/2018	3,343.41	18.27
											RNT	7/1/2019	3,678.30	20.10
											RNT	7/1/2020	3,788.10	20.70
											RNT	7/1/2021	3,901.56	21.32
											RNT	7/1/2022	4,018.68	21.96
											RNT	7/1/2023	4,139.46	22.62

						CAM	245.22
						INS	54.90
						PTX	177.51

010000 -EASE1	BB&T Bank	1/1/2011	12/31/2075	0			36.33
									0
						CAM	36.33

010000 -EASE2	Blockbuster	1/1/2011	12/31/2075	0			172.80
									0
						CAM	172.80

010000 -FUEL	Kroger Fuel Station	1/1/2011	1/31/2019	0	833.33						RNT	2/1/2019	833.33	0.00
									0		RNT	2/1/2024	833.33	0.00
											RNT	2/1/2029	833.33	0.00
											RNT	8/1/2034	833.33	0.00
											RNT	8/1/2039	833.33	0.00

Totals:	Occupied Sqft:	98.90%	15 Units	81,133	68,420.15		4,032.90			0.00
	Leased / Unoccupied Sqft:		0 Units	0
	Short Term / Vacant Sqft:	1.10%	1 Units	900
	Total Sqft:		16 Units	82,033	68,420.15

Total LAKESIDE (SALEM) STATION LLC:
	Occupied Sqft:	98.90%	15 Units	81,133	68,420.15		4,032.90			0.00
	Leased / Unoccupied Sqft:		0 Units	0
	Short Term / Vacant Sqft:	1.10%	1 Units	900
	Total Sqft:		16 Units	82,033	68,420.15

Schedule H-2

Rent Roll

St. Charles Plaza

Database:	MRI_PROD	Rent Roll	Page:	6
Bldg Status:	Active only	ST. CHARLES STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

Vacant Units

010005 -6	Vacant			1,200

Occupied Units

010005 -1	Hair Cuttery	6/10/2011	3/31/2013	900	2,310.75	30.81	333.75				HLD	4/1/2013	346.61	4.62
									0		RNT	4/1/2013	2,336.25	31.15
											RNT	4/1/2018	2,616.00	34.88
											TAX	4/1/2013	26.00	0.35
											TAX	4/1/2013	175.22	2.34
											TAX	4/1/2018	196.20	2.62

						CAM	187.50
						INS	30.00
						PTX	116.25

010005 -10	Steven C. Hewett, DPS, PA	6/10/2011	6/30/2013	1,200	2,950.00	29.50	615.00				HLD	7/1/2013	455.85	4.56
									0		RNT	7/1/2012	3,039.00	30.39
											RNT	7/1/2013	1.00	0.01
											RNT	7/1/2014	1.00	0.01
											RNT	7/1/2015	1.00	0.01
											RNT	7/1/2016	1.00	0.01
											RNT	7/1/2017	1.00	0.01
											RNT	7/1/2018	1.00	0.01
											RNT	7/1/2019	1.00	0.01
											RNT	7/1/2020	1.00	0.01
											RNT	7/1/2021	1.00	0.01
											RNT	7/1/2022	1.00	0.01
											TAX	7/1/2013	34.19	0.34
											TAX	7/1/2012	227.93	2.28
											TAX	7/1/2013	0.08	0.00
											TAX	7/1/2014	0.08	0.00
											TAX	7/1/2015	0.08	0.00
											TAX	7/1/2016	0.08	0.00
											TAX	7/1/2017	0.08	0.00
											TAX	7/1/2018	0.08	0.00
											TAX	7/1/2019	0.08	0.00
											TAX	7/1/2020	0.08	0.00
											TAX	7/1/2021	0.08	0.00
											TAX	7/1/2022	0.08	0.00

						CAM	339.00
						INS	121.00
						PTX	155.00

010005 -11	Four Corners Rehab	6/10/2011	6/30/2013	1,200	2,800.00	28.00	524.00				HLD	7/1/2013	420.00	4.20
										0	RNT	7/1/2013	1.00	0.01

Database:	MRI_PROD	Rent Roll	Page:	7
Bldg Status:	Active only	ST. CHARLES STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

											RNT	7/1/2014	1.00	0.01
											RNT	7/1/2015	1.00	0.01
											RNT	7/1/2016	1.00	0.01
											RNT	7/1/2017	1.00	0.01
											RNT	7/1/2018	1.00	0.01
											RNT	7/1/2019	1.00	0.01
											RNT	7/1/2020	1.00	0.01
											RNT	7/1/2021	1.00	0.01
											RNT	7/1/2022	1.00	0.01
											TAX	7/1/2013	31.50	0.32
											TAX	7/1/2013	0.08	0.00
											TAX	7/1/2014	0.08	0.00
											TAX	7/1/2015	0.08	0.00
											TAX	7/1/2016	0.08	0.00
											TAX	7/1/2017	0.08	0.00
											TAX	7/1/2018	0.08	0.00
											TAX	7/1/2019	0.08	0.00
											TAX	7/1/2020	0.08	0.00
											TAX	7/1/2021	0.08	0.00
											TAX	7/1/2022	0.08	0.00

						CAM	248.00
						INS	121.00
						PTX	155.00

010005 -12	Crispers #47	6/10/2011	7/31/2013	3,600	7,500.00	25.00	1,395.00				HLD	8/1/2013	3,750.00	12.50
									0		RNT	8/1/2013	8,250.00	27.50
											RNT	8/1/2018	9,075.00	30.25
											RNT	8/1/2023	9,982.50	33.28
											TAX	8/1/2013	281.25	0.94
											TAX	8/1/2013	618.75	2.06
											TAX	8/1/2018	680.63	2.27
											TAX	8/1/2023	748.69	2.50

						CAM	810.00
						INS	120.00
						PTX	465.00

010005 -13	Verizon Wireless	6/10/2011	1/31/2014	1,400	2,100.00	18.00	821.33				HLD	2/1/2014	334.08	2.86
									0		RNT	2/1/2012	2,163.00	18.54
											RNT	2/1/2013	2,227.17	19.09
											RNT	2/1/2014	2,294.73	19.67
											RNT	2/1/2015	2,363.57	20.26
											RNT	2/1/2016	2,434.48	20.87
											TAX	2/1/2014	25.06	0.21
											TAX	2/1/2012	162.23	1.39
											TAX	2/1/2013	167.04	1.43
											TAX	2/1/2014	172.10	1.48
											TAX	2/1/2015	177.27	1.52

Database:	MRI_PROD	Rent Roll	Page:	8
Bldg Status:	Active only	ST. CHARLES STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

											TAX	2/1/2016	182.59	1.57

						CAM	499.33
						INS	141.17
						PTX	180.83

010005 -14	Publix #1167	6/10/2011	10/31/2027	45,600	42,560.00	11.20	3,800.00				RNT	11/1/2027	42,560.00	11.20
									0		RNT	11/1/2032	42,560.00	11.20
											RNT	11/1/2037	42,560.00	11.20
											RNT	11/1/2042	42,560.00	11.20
											RNT	11/1/2047	42,560.00	11.20
											RNT	11/1/2052	42,560.00	11.20
											RNT	11/1/2057	42,560.00	11.20

						CAM	3,800.00

010005 -2	Publix Liquors #1167.5	6/10/2011	5/31/2013	1,500	3,824.54	30.60	204.58				HLD	6/1/2013	1,969.64	15.76
									0		RNT	6/1/2012	3,939.28	31.51
											RNT	6/1/2013	4,057.46	32.46
											RNT	6/1/2014	4,179.18	33.43

						CAM	204.58

010005 -3	Dr. Teresa Parrott Nenezian DVM;	6/10/2011	12/31/2015	2,400	3,300.00	16.50	874.00				HLD	1/1/2016	1,750.00	8.75
									0		RNT	1/1/2013	3,366.00	16.83
											RNT	1/1/2014	3,432.00	17.16
											RNT	1/1/2015	3,500.00	17.50
											RNT	1/1/2016	1.00	0.01
											RNT	1/1/2017	1.00	0.01
											RNT	1/1/2018	1.00	0.01
											RNT	1/1/2019	1.00	0.01
											RNT	1/1/2020	1.00	0.01
											TAX	1/1/2016	131.25	0.66
											TAX	1/1/2013	252.45	1.26
											TAX	1/1/2014	257.40	1.29
											TAX	1/1/2015	262.50	1.31
											TAX	1/1/2016	0.08	0.00
											TAX	1/1/2017	0.08	0.00
											TAX	1/1/2018	0.08	0.00
											TAX	1/1/2019	0.08	0.00
											TAX	1/1/2020	0.08	0.00

						CAM	484.00
						INS	80.00
						PTX	310.00

010005 -4	Golden Dragon	6/10/2011	10/31/2020	1,200	1,650.00	16.50	445.00				HLD	11/1/2020	1,013.00	10.13
									0		RNT	11/1/2013	1,699.00	16.99
											RNT	11/1/2014	1,749.00	17.49
											RNT	11/1/2015	1,801.00	18.01
											RNT	11/1/2016	1,855.00	18.55

Database:	MRI_PROD	Rent Roll	Page:	9
Bldg Status:	Active only	ST. CHARLES STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

											RNT	11/1/2017	1,910.00	19.10
											RNT	11/1/2018	1,967.00	19.67
											RNT	11/1/2019	2,026.00	20.26
											RNT	11/1/2020	0.00	0.00
											RNT	2/1/2021	1.00	0.01
											RNT	11/1/2021	1.00	0.01
											RNT	11/1/2022	1.00	0.01
											RNT	11/1/2023	1.00	0.01
											RNT	11/1/2024	1.00	0.01
											RNT	11/1/2025	1.00	0.01
											RNT	11/1/2026	1.00	0.01
											RNT	11/1/2027	1.00	0.01
											RNT	11/1/2028	1.00	0.01
											RNT	11/1/2029	1.00	0.01
											RNT	11/1/2030	1.00	0.01
											RNT	11/1/2031	1.00	0.01
											RNT	11/1/2032	1.00	0.01
											RNT	11/1/2033	1.00	0.01
											RNT	11/1/2034	1.00	0.01
											TAX	11/1/2020	75.97	0.76
											TAX	11/1/2013	127.43	1.27
											TAX	11/1/2014	131.17	1.31
											TAX	11/1/2015	135.07	1.35
											TAX	11/1/2016	139.13	1.39
											TAX	11/1/2017	143.25	1.43
											TAX	11/1/2018	147.53	1.48
											TAX	11/1/2019	151.95	1.52
											TAX	2/1/2021	0.08	0.00
											TAX	11/1/2021	0.08	0.00
											TAX	11/1/2022	0.08	0.00
											TAX	11/1/2023	0.08	0.00
											TAX	11/1/2024	0.08	0.00
											TAX	11/1/2025	0.08	0.00
											TAX	11/1/2026	0.08	0.00
											TAX	11/1/2027	0.08	0.00
											TAX	11/1/2028	0.08	0.00
											TAX	11/1/2029	0.08	0.00
											TAX	11/1/2030	0.08	0.00
											TAX	11/1/2031	0.08	0.00
											TAX	11/1/2032	0.08	0.00
											TAX	11/1/2033	0.08	0.00
											TAX	11/1/2034	0.08	0.00

						CAM	250.00
						INS	40.00
						PTX	155.00

010005 -5	Spring Nails	6/10/2011	12/31/2012	1,200	2,950.00	29.50	445.00				HLD	1/1/2013	455.83	4.56

Database:	MRI_PROD	Rent Roll	Page:	10
Bldg Status:	Active only	ST. CHARLES STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

									0		RNT	1/1/2012	3,038.87	30.39
											RNT	1/1/2013	1.00	0.01
											RNT	1/1/2014	1.00	0.01
											RNT	1/1/2015	1.00	0.01
											RNT	1/1/2016	1.00	0.01
											RNT	1/1/2017	1.00	0.01
											TAX	1/1/2013	34.19	0.34
											TAX	1/1/2012	227.92	2.28
											TAX	1/1/2013	0.08	0.00
											TAX	1/1/2014	0.08	0.00
											TAX	1/1/2015	0.08	0.00
											TAX	1/1/2016	0.08	0.00
											TAX	1/1/2017	0.08	0.00

						CAM	250.00
						INS	40.00
						PTX	155.00

010005 -7	The Empire of Cigars LEGAL	6/10/2011	5/31/2013	1,200	1,700.00	17.00	438.00				HLD	6/1/2013	875.50	8.76
									0		RNT	6/1/2012	1,751.00	17.51
											TAX	6/1/2013	65.66	0.66
											TAX	6/1/2012	131.32	1.31

						CAM	242.00
						INS	42.00
						PTX	154.00

010005 -8	Agnini Orthodontics	6/10/2011	1/31/2015	1,200	1,854.00	18.54	465.00				HLD	2/1/2015	303.90	3.04
									0		RNT	2/1/2012	1,910.00	19.10
											RNT	2/1/2013	1,967.00	19.67
											RNT	2/1/2014	2,026.00	20.26
											RNT	2/1/2015	2,086.78	20.87
											RNT	2/1/2016	2,149.38	21.49
											RNT	2/1/2017	2,213.86	22.14
											RNT	2/1/2018	2,280.28	22.80
											RNT	2/1/2019	2,348.69	23.49
											TAX	2/1/2015	22.79	0.23
											TAX	2/1/2012	143.25	1.43
											TAX	2/1/2013	147.53	1.48
											TAX	2/1/2014	151.95	1.52
											TAX	2/1/2015	156.51	1.57
											TAX	2/1/2016	161.20	1.61
											TAX	2/1/2017	166.04	1.66
											TAX	2/1/2018	171.02	1.71
											TAX	2/1/2019	176.15	1.76

						CAM	165.00
						INS	100.00
						PTX	200.00

Database:	MRI_PROD	Rent Roll	Page:	11
Bldg Status:	Active only	ST. CHARLES STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

010005 -9	Florida Blood Service	6/10/2011	10/31/2015	1,200	1,494.00	14.94	445.00				HLD	11/1/2015	816.00	8.16
									0		RNT	11/1/2012	1,539.00	15.39
											RNT	11/1/2013	1,585.00	15.85
											RNT	11/1/2014	1,632.0	16.32
											RNT	11/1/2015	1.00	0.01
											RNT	11/1/2016	1.00	0.01
											RNT	11/1/2017	1.00	0.01
											RNT	11/1/2018	1.00	0.01
											RNT	11/1/2019	1.00	0.01

						CAM	250.00
						INS	40.00
						PTX	155.00

010005 -Plot	(SHT) Charter Recycling Corp.	10/1/2011	9/30/2016	0						116.67	HLD	10/1/2016	15,208.33	0.00
									0		TMP	10/1/2012	122.50	0.00
											TMP	10/1/2013	128.63	0.00
											TMP	10/1/2014	135.06	0.00
											TMP	10/1/2015	141.81	0.00

010005 -SHAD1	Suntrust Bank (Shadow)	6/10/2011	6/9/2099	0			265.30				CAM	1/1/2012	270.61	0.00
									0
						CAM	265.30

Totals:	Occupied Sqft:	98.15%	13 Units	63,800	76,993.65		11,070.96			116.67
	Leased / Unoccupied Sqft:		0 Units	0
	Short Term / Vacant Sqft:	1.85%	1 Units	1,200
	Total Sqft:		14 Units	65,000	76,993.65

Total ST. CHARLES STATION LLC:
	Occupied Sqft:	98.15%	13 Units	63,800	76,993.65		11,070.96			116.67
	Leased / Unoccupied Sqft:		0 Units	0
	Short Term / Vacant Sqft:	1.85%	1 Units	1,200
	Total Sqft:		14 Units	65,000	76,993.65

Schedule H-3

Rent Roll

Snow View Plaza

Database:	MRI_PROD	Rent Roll	Page:	4
Bldg Status:	Active only	SNOWVIEW STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

Vacant Units
010001 -00002	Vacant			6,000
010001 -00009	Vacant			2,000

Occupied Units

010001 -00001	Giant Eagle	1/1/2011	9/30/2020	58,171	59,460.75	12.27					HLD	10/1/2020	15,568.59	3.21
									0		RNT	10/1/2015	62,274.35	12.85
											RNT	10/1/2020	64,619.00	13.33
											RNT	10/1/2025	66,963.68	13.81
											RNT	10/1/2030	69,308.34	14.30
											RNT	10/1/2035	71,653.01	14.78
											RNT	10/1/2040	73,997.68	15.26

010001 -00003	Karen’s Hallmark	1/1/2011	2/28/2014	4,000	6,666.67	20.00	1,833.33				HLD	3/1/2014	6,666.67	20.00
									0
						CAM	923.33
						INS	46.67
						PTX	863.33

010001 -00004	Humana	1/1/2011	9/30/2013	4,000	3,466.67	10.40	1,117.34				HLD	10/1/2013	866.67	2.60
									0		RNT	10/1/2013	4,000.00	12.00
						CAM	314.67
						INS	50.67
						PTX	752.00

010001 -00006	Kumo Japanese Seafood Buffet	1/1/2011	3/31/2020	8,000	8,000.00	12.00	3,213.32				HLD	4/1/2020	8,333.33	12.50
									0		RNT	4/1/2015	8,333.33	12.50
						CAM	1,206.66
						INS	126.66
						PTX	1,880.00

010001 -00007	Great Clips/Shorn Enterprises	11/1/2011	10/31/2016	1,500	2,000.00	16.00	821.25				HLD	11/1/2016	2,125.00	17.00
									0		RNT	11/1/2012	687.50	5.50
											RNT	11/1/2014	2,125.00	17.00

						CAM	358.75
						PTX	462.50

010001 -00008	Torrey Dental Care	1/1/2011	2/28/2015	3,500	3,500.00	12.00	1,170.00				HLD	3/1/2015	3,645.83	12.50
									0		RNT	3/1/2013	3,645.83	12.50
						CAM	403.00
						INS	56.00
						PTX	711.00

010001 -00010	RadioShack #01-4211	1/1/2011	8/31/2014	2,500	1.00	0.00
									0

Database:	MRI_PROD	Rent Roll	Page:	5
Bldg Status:	Active only	SNOWVIEW STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

010001 -00011	Burger King	1/1/2011	12/15/2016	3,313	4,334.00	15.70					HLD	12/16/2016	2,000.00	7.24
									0		RNT	12/16/2016	4,667.00	16.90
											RNT	12/16/2021	5,000.00	18.11
											RNT	12/16/2026	5,750.00	20.83
											RNT	12/16/2031	6,612.00	23.95

010001 -00012	Eat N’ Park Restaurant	1/1/2011	9/30/2017	7,476	5,434.92	8.72	1,701.70				HLD	10/1/2017	880.45	1.41
									0		RNT	10/1/2012	5,869.67	9.42
											RNT	10/1/2017	6,397.92	10.27
											RNT	10/1/2022	6,973.75	11.19
						CAM	146.85
						PTX	1,554.85
Totals:	Occupied Sqft:	92.04%	9 Units	92,460	92,864.01		9,856.94			0.00
	Leased / Unoccupied Sqft:		0 Units	0
	Short Term / Vacant Sqft:	7.96%	2 Units	8,000
	Total Sqft:		11 Units	100,460	92,864.01
Total SNOWVIEW STATION LLC:
	Occupied Sqft:	92.04%	9 Units	92,460	92,864.01		9,856.94			0.00
	Leased / Unoccupied Sqft:		0 Units	0
	Short Term / Vacant Sqft:	7.96%	2 Units	8,000
	Total Sqft:		11 Units	100,460	92,864.01

Schedule H-4

Rent Roll

Centerpoint

Database:	MRI_PROD	Rent Roll	Page:	13
Bldg Status:	Active only	CENTERPOINT STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

				GLA Sqft	Monthly	Annual	Monthly	Expense Stop		Monthly Income	Future Rent Increases
Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration		Base Rent	Rate PSF	Cost Recovery		Other		Cat	Date	Monthly Amount	PSF

Vacant Units
010007 -0004	Vacant			7,056
010007 -0008	Vacant			1,200
010007 -0009	Vacant			1,200
010007 -0002A	Vacant			1,600

Occupied Units
010007 -0001	IHOP (CENT I)	10/14/2011	4/30/2029	4,760	8,726.67	22.00	1,938.27				HLD	5/1/2029	11,106.66	28.00
									0		RNT	5/1/2014	9,520.00	24.00
											RNT	5/1/2019	10,313.33	26.00
											RNT	5/1/2024	11,106.66	28.00

						CAM	1,182.99
						PTX	755.28
010007 -0003	Publix Super Markets (CENT I)	10/14/2011	1/31/2023	44,271	34,678.95	9.40	4,041.10				RNT	2/1/2023	34,678.95	9.40
									0		RNT	2/1/2028	34,678.95	9.40
											RNT	2/1/2033	34,678.95	9.40
											RNT	2/1/2038	34,678.95	9.40
											RNT	2/1/2043	34,678.95	9.40
											RNT	2/1/2048	34,678.95	9.40

						CAM	4,041.10
010007 -0005	Sprint (CENT II)	10/14/2011	12/31/2011	1,400	2,100.00	18.00	719.96				HLD	1/1/2012	2,100.00	18.00
									0
						CAM	488.23
						PTX	231.73
010007 -0006	Fusion Hair Salon (CENT II)	10/14/2011	9/30/2014	1,400	1,750.00	15.00	432.83			40.89	HLD	10/1/2014	1,856.17	15.91
									0		RNT	10/1/2012	1,802.50	15.45
											RNT	10/1/2013	1,856.17	15.91
											RNT	10/1/2014	1,912.17	16.39

						CAM	394.33
						PTX	38.50
010007 -0007	Hibbett Sporting Goods (CENT II)	10/14/2011	7/31/2013	5,000	4,666.67	11.20	554.17				HLD	8/1/2013	2,333.33	5.60
									0
						CAM	554.17
010007 -0010	Batteries Plus (CENT 1)	10/14/2011	5/31/2014	1,200	1,545.00	15.45	461.17				HLD	6/1/2014	1,591.00	15.91
									0		RNT	6/1/2013	1,591.00	15.91
											RNT	6/1/2014	1,639.00	16.39
											RNT	6/1/2016	1,688.00	16.88
											RNT	6/1/2018	1,739.00	17.39

Database:	MRI_PROD	Rent Roll	Page:	14
Bldg Status:	Active only	CENTERPOINT STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

						CAM	295.60
						PTX	165.57

010007 -002B	Super Nails (CENT I)	10/14/2011	4/30/2021	3,200	3,200.00	12.00	1,256.00			37.00	HLD	5/1/2021	4,066.67	15.25
									0		RNT	5/1/2012	3,466.67	13.00
											RNT	5/1/2013	3,712.00	13.92
											RNT	5/1/2015	3,826.67	14.35
											RNT	5/1/2017	3,944.00	14.79
											RNT	5/1/2019	4,066.67	15.25
											RNT	5/1/2021	4,200.00	15.75
											RNT	5/1/2023	4,456.00	16.71
											RNT	5/1/2025	4,589.33	17.21

						CAM	717.33
						INS	50.67
						PTX	488.00

010007 -PLOT	(SHT) Network Communications (CENT I	10/14/2011	8/31/2012	0						38.22	HLD	9/1/2012	19.11	0.00
									0		TMP	1/1/2012	39.75	0.00

010007 -PLOT1	(SHT) Mid-Atlantic Recycling (CENT I)	10/14/2011	7/31/2013	0						235.00	HLD	8/1/2013	117.50	0.00
									0

010007 -PLOT2	(SHT) Complete Solutions (CENT I)	10/14/2011	12/31/2011	0						62.50	HLD	1/1/2012	31.25	0.00
									0

010007 -SHAD	Home Depot (Shadow)	10/14/2011	9/30/2025	0
									0

Totals:	Occupied Sqft:	84.71%	7 Units	61,231	56,667.29		9,403.50			413.61
	Leased / Unoccupied Sqft:		0 Units	0
	Short Term / Vacant Sqft:	15.29%	4 Units	11,056
	Total Sqft:		11 Units	72,287	56,667.29

Total CENTERPOINT STATION LLC:
	Occupied Sqft:	84.71%	7 Units	61,231	56,667.29		9,403.50			413.61
	Leased / Unoccupied Sqft:		0 Units	0
	Short Term / Vacant Sqft:	15.29%	4 Units	11,056
	Total Sqft:		11 Units	72,287	56,667.29

Schedule H-5

Rent Roll

Southampton Village

Database:	MRI_PROD	Rent Roll	Page:	15
Bldg Status:	Active only	SOUTHAMPTON STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

				GLA Sqft	Monthly	Annual	Monthly	Expense Stop		Monthly Income	Future Rent Increases
Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration		Base Rent	Rate PSF	Cost Recovery		Other		Cat	Date	Monthly Amount	PSF

Vacant Units

010008 -0002	Vacant			1,095

010008 -0003	Vacant			1,110

010008 -0004	Vacant			1,170

010008 -0009	Vacant			1,692

010008 -0013	Vacant			1,260

010008 -0015	Vacant			4,212

Occupied Units

010008 -0001	Goodwill	10/14/2014	12/31/2014	1,125	1,968.75	21.00					GRS	1/1/2012	2,109.38	22.50
									0		GRS	1/1/2013	2,109.38	22.50
											HLD	1/1/2015	2,109.38	22.50

010008 -005	Partners II Pizza	10/14/2011	9/30/2014	5,112	9,086.58	21.33					GRS	10/1/2012	9,312.36	21.86
									0		GRS	10/1/2013	9,546.66	22.41
											GRS	10/1/2014	9,832.08	23.08
											GRS	10/1/2015	10,130.28	23.78
											GRS	10/1/2016	10,432.74	24.49
											GRS	10/1/2017	10,747.98	25.23
											GRS	10/1/2018	11,067.48	25.98
											HLD	10/1/2014	9,546.66	22.41

010008 -0011	Hong Kong #2	10/14/2011	5/31/2014	2,952	4,519.02	18.37					GRS	6/1/2012	4,632.18	18.83
									0		GRS	6/1/2013	4,747.80	19.30
											GRS	6/1/2014	4,983.96	20.26
											GRS	6/1/2015	5,134.02	20.87
											GRS	6/1/2016	5,289.00	21.50
											GRS	6/1/2017	5,448.90	22.15
											GRS	6/1/2018	5,611.26	22.81
											HLD	6/1/2014	4,747.80	19.30

010008 -0012	LA’s Hair Studio	10/14/2011	8/31/2016	1,260	1,312.50	12.50	460.95				HLD	9/1/2016	784.35	7.74
									0		RNT	9/1/2012	1,338.75	12.75
											RNT	9/1/2013	1,366.05	13.01
											RNT	9/1/2014	1,393.35	13.27
											RNT	9/1/2015	1,420.65	13.53
											RNT	9/1/2016	1,449.00	13.80
											RNT	9/1/2017	1,478.40	14.08
											RNT	9/1/2018	1,507.80	14.36

Database:	MRI_PROD	Rent Roll	Page:	16
Bldg Status:	Active only	SOUTHAMPTON STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

											RNT	9/1/2019	1,538.25	14.65
											RNT	9/1/2020	1,568.70	14.94

						CAM	249.90
						INS	25.20
						PTX	185.85

010008 -0014	Publix	10/14/2011	12/31/2023	51,420	42,635.75	9.95	5,175.08				RNT	1/1/2024	42,635.75	9.95
									0		RNT	1/1/2029	42,635.75	9.95
											RNT	1/1/2034	42,635.75	9.95
											RNT	1/1/2039	42,635.75	9.95
											RNT	1/1/2044	42,635.75	9.95
											RNT	1/1/2049	42,635.75	9.95

						CAM	5,175.08

010008 -0018	Majestic Nail & Spa	10/14/2011	9/30/2014	1,692	2,608.50	18.50	614.39				HLD	10/1/2014	1,374.75	9.75
									0		RNT	10/1/2012	2,679.00	19.00
											RNT	10/1/2013	2,749.50	19.50
											RNT	10/1/2014	2,820.00	20.00

						CAM	326.01
						INS	32.07
						PTX	256.31

010008 -0019	Tyrone Family Dentistry	10/14/2011	12/31/2018	2,346	2,737.00	14.00					ABA	12/2/2011	0.00	0.00
									0		CAM	12/2/2011	320.62	1.64
											HLD	1/1/2018	977.50	5.00
											INS	12/2/2011	46.92	0.24
											PTX	12/2/2011	355.81	1.82
											RNT	1/1/2013	3,128.00	16.00
											RNT	1/1/2014	3,323.50	17.00
											RNT	1/1/2015	3,519.00	18.00
											RNT	1/1/2016	3,714.50	19.00
											RNT	1/1/2017	3,910.00	20.00
											RNT	1/1/2018	4,105.50	21.00
											RNT	1/1/2019	4,187.61	21,42
											RNT	1/1/2020	4,271.68	21.85
											RNT	1/1/2021	4,357.70	22.29
											RNT	1/1/2022	4,445.67	22.74
											RNT	1/1/2023	4,533.65	23.19
											RNT	1/1/2024	4,623.58	23.65
											RNT	1/1/2025	4,715.46	24.12
											RNT	1/1/2026	4,809.30	24.60
											RNT	1/1/2027	4,905.10	25.09
											RNT	1/1/2028	5,002.85	25.59

01008 -0022	Esquire Cleaners	10/14/2011	4/30/2015	1,510	2,833.77	22.52	582.61				HLD	5/1/2015	1,595.57	12.68
									0		RNT	5/1/2013	3,098.02	24.62
											RNT	5/1/2014	3,191.13	25.36

Database:	MRI_PROD	Rent Roll	Page:	17
Bldg Status:	Active only	SOUTHAMPTON STATION LLC	Date:	11/17/2011
		11/16/2011	Time:	01:39 PM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

						CAM	319.56
						PTX	263.05

010008 -Plot	(SHT) Network Communications	10/14/2011	8/31/2012	0						38.22	HLD	9/1/2012	19.88	0.00
									0		TMP	1/1/2012	39.75	0.00
											TMP	9/1/2012	1.00	0.00

Totals:	Occupied Sqft:	86.48%	8 Units	67,417	67,701.87		6,833.03			38.22
	Leased / Unoccupied Sqft:		0 Units	0
	Short Term / Vacant Sqft:	13.52%	6 Units	10,539
	Total Sqft:		14 Units	77,956	67,701.87

Total SOUTHAMPTON STATION LLC:
	Occupied Sqft:	86.48%	8 Units	67,417	67,701.87		6,833.03			38.22
	Leased / Unoccupied Sqft:		0 Units	0
	Short Term / Vacant Sqft:	13.52%	6 Units	10,359
	Total Sqft:		14 Units	77,956	67,701.87

Grand Total:
	Occupied Sqft:	92.03%	52 Units	366.041	362,646.97		41,197.33			568.50
	Leased / Unoccupied Sqft:		0 Units	0
	Short Term / Vacant Sqft:	7.97%	14 Units	31,695
	Total Sqft:		66 Units	397,736	362,646.97

EXHIBIT I

SCHEDULE OF LEASING COMMISSION AGREEMENTS

None

I-1

EXHIBIT J

PERCENTAGE RENT AND CAM

Bldg Name	Tenant	Tenant Type	Sales Year End	Square Feet	Breakpoint	Percent over Breakpoint
CENTERPOINT STATION LLC	Super Nails (CENT I)	Nail Salon	201112	3,200	$640,000	6.0%
CENTERPOINT STATION LLC	Publix Super Markets (CENT I)	Full Service Grocery Store	201112	44,271	$41,614,740	1.0%
LAKESIDE (SALEM) STATION LLC	Subway #3769-Chipway Enterprise	Other Restaurant	201207	1,225	$475,000	6.0%
LAKESIDE (SALEM) STATION LLC	Special Nails/My DO	Nail Salon	201112	975	$308,750	6.0%
LAKESIDE (SALEM) STATION LLC	CVS #06300-01	Convenience Store / Fuel Stat.	201112	10,070	$4,581,624	2.0%
LAKESIDE (SALEM) STATION LLC	Kroger #R-330	Full Service Grocery Store	201112	52,337	$40,665,852	1.0%
SNOWVIEW STATION LLC	Great Clips/Shorn Enterprises	Hair Salon	201112	1,500	$572,250	6.0%
SNOWVIEW STATION LLC	Karen’s Hallmark	Hobbies / Crafts	201112	4,000	$1,600,001	5.0%
SNOWVIEW STATION LLC	Giant Eagle	Discount Grocery Store	201212	58,171	$42,811,737	1.0%
SOUTHAMPTON STATION LLC	Publix	Full Service Grocery Store	201112	51,420	$51,162,900	1.0%

J-1